Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period September 1, 2013 through September 30, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	November 15, 2013
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 1 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 2 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $26.1 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $13.6 million as of July 22, 2012. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.2 million as of March 31, 2011. Additionally, the potential severance obligations with respect to the Company’s international flag business and corporate office, which exclude payments under the current approved Annual Incentive Plan and Non-Executive Incentive Plan, are estimated to be approximately $9 million and $1 million, respectively. The Company’s aggregate future real estate lease costs for the international flag business and the corporate office are approximately $3.8 million and $4 million, respectively.

In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013 it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of cumulative potential deemed dividends, (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings, in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 3 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Internal Revenue Service has filed proofs of claim in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes are in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

The adjustments made as a result of and the potential related cash impact of the restatements are discussed in Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements included in Item 8, “Financial Statement and Supplementary Data,” of the Company’s Annual Report on Form 10-K for 2012 (“Annual Report”), which was filed with the Securities and Exchange Commission on August 26, 2013, and the cumulative impact of the restatement for taxes at the beginning of fiscal year 2008 is presented in Item 6, “Selected Financial Data,” of the Annual Report. For additional discussion of the inquiry and the restatement adjustments, see Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Company Inquiry and Restatement,” and Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements in such Annual Report. For a description of the material weaknesses identified by management in internal control over financial reporting with respect to income taxes and fair market valuation of interest rate swaps and management’s remediation actions to address the material weaknesses, see Item 9A—“Controls and Procedures,” in such Annual Report.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 4 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of September 30, 2013 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to September 30, 2013.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of September 30, 2013 reflect impairment charges taken on fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2012 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 5 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 6 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period September 1, 2013 through September 30, 2013

(in thousands of dollars)

Beginning Cash Balance	620,543

Cash Receipts[1]:
Vessel Related Receipts	71,500
Other Receipts[2]	3,497
Total Receipts	74,997

Cash Disbursements:
Vessel Related Disbursements[3]	59,703
General and Administrative:
Compensation & Benefits	3,939
Other General & Administrative	3,396
Taxes	54,397
Restructuring Costs and Adequate Protection Payments	3,201
U.S. Trustee Fees	0
Other Disbursements	272
Total Disbursements	124,908

Ending Cash Balance[1]	570,632

1 Excludes approximately $10 million of restricted cash included in other current assets in the consolidated balance sheets.

2 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

3 Includes expenses paid on behalf of joint ventures.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 7 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period September 1, 2013 through September 30, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$54,808,467
2	OSG International, Inc.	12-20001	1,037,363
3	OSG Bulk Ships, Inc.	12-20002	928,310
4	1372 Tanker Corporation	12-20003	302,334
5	Africa Tanker Corporation	12-20004	49,073
6	Alcesmar Limited	12-20005	235,828
7	Alcmar Limited	12-20006	217,700
8	Alpha Suezmax Corporation	12-20007	16,401
9	Alpha Tanker Corporation	12-20008	67
10	Amalia Product Corporation	12-20009	188,289
11	Ambermar Product Carrier Corporation	12-20010	300,049
12	Ambermar Tanker Corporation	12-20011	259
13	Andromar Limited	12-20012	181,827
14	Antigmar Limited	12-20013	191,400
15	Aqua Tanker Corporation	12-20014	1,109
16	Aquarius Tanker Corporation	12-20015	4,889
17	Ariadmar Limited	12-20016	173,177
18	Aspro Tanker Corporation	12-20017	305
19	Atalmar Limited	12-20018	799,731
20	Athens Product Tanker Corporation	12-20019	680,096
21	Atlas Chartering Corporation	12-20020	4,995
22	Aurora Shipping Corporation	12-20021	388,572
23	Avila Tanker Corporation	12-20022	247
24	Batangas Tanker Corporation	12-20023	265,442
25	Beta Aframax Corporation	12-20024	4,764

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 8 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period September 1, 2013 through September 30, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	7,138
27	Cabo Hellas Limited	12-20026	163,896
28	Cabo Sounion Limited	12-20027	1,313,623
29	Caribbean Tanker Corporation	12-20028	423,458
30	Carina Tanker Corporation	12-20029	5,034
31	Carl Product Corporation	12-20030	228,083
32	Concept Tanker Corporation	12-20031	209,475
33	Crown Tanker Corporation	12-20032	63
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	157,495
36	DHT Ania Aframax Corp.	12-20035	284
37	DHT Ann VLCC Corp.	12-20036	6,119
38	DHT Cathy Aframax Corp.	12-20037	3,295
39	DHT Chris VLCC Corp.	12-20038	5,106
40	DHT Rebecca Aframax Corp.	12-20039	419
41	DHT Regal Unity VLCC Corp.	12-20040	2,956
42	DHT Sophie Aframax Corp.	12-20041	2,281
43	Dignity Chartering Corporation	12-20042	6,029
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	167,497
46	Epsilon Aframax Corporation	12-20045	114,836
47	First Chemical Carrier Corporation	12-20046	358,244
48	First LPG Tanker Corporation	12-20047	1,319
49	First Union Tanker Corporation	12-20048	300,832
50	Fourth Aframax Tanker Corporation	12-20049	707,525

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 9 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period September 1, 2013 through September 30, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	147,262
52	Goldmar Limited	12-20051	152,992
53	GPC Aframax Corporation	12-20052	293,833
54	Grace Chartering Corporation	12-20053	1,782
55	International Seaways, Inc.	12-20054	3,070,493
56	Jademar Limited	12-20055	154,903
57	Joyce Car Carrier Corporation	12-20056	3,089
58	Juneau Tanker Corporation	12-20057	1,699
59	Kimolos Tanker Corporation	12-20058	1,449,778
60	Kythnos Chartering Corporation	12-20059	1,236,902
61	Leo Tanker Corporation	12-20060	4,844
62	Leyte Product Tanker Corporation	12-20061	149,152
63	Limar Charter Corporation	12-20062	4,360
64	Luxmar Product Tanker Corporation	12-20063	1,111,548
65	Luxmar Tanker LLC	12-20064	194,268
66	Majestic Tankers Corporation	12-20065	284,412
67	Maple Tanker Corporation	12-20066	199,230
68	Maremar Product Tanker Corporation	12-20067	330
69	Maremar Tanker LLC	12-20068	50,617
70	Marilyn Vessel Corporation	12-20069	89
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	5,001
73	Milos Product Tanker Corporation	12-20072	583,217
74	Mindanao Tanker Corporation	12-20073	8,681
75	Mykonos Tanker LLC	12-20074	796,993

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 10 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period September 1, 2013 through September 30, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	-
77	Oak Tanker Corporation	12-20076	302,956
78	Ocean Bulk Ships, Inc.	12-20077	1
79	Oceania Tanker Corporation	12-20078	61,565
80	OSG 192 LLC	12-20079	31,952
81	OSG 209 LLC	12-20080	417,095
82	OSG 214 LLC	12-20081	123,889
83	OSG 215 Corporation	12-20082	23
84	OSG 242 LLC	12-20083	82,206
85	OSG 243 LLC	12-20084	68,919
86	OSG 244 LLC	12-20085	856,498
87	OSG 252 LLC	12-20086	68,367
88	OSG 254 LLC	12-20087	40,287
89	OSG 300 LLC	12-20088	8
90	OSG 400 LLC	12-20089	2,726
91	OSG America L.P.	12-20090	7
92	OSG America LLC	12-20091	43
93	OSG America Operating Company LLC	12-20092	241,094
94	OSG Car Carriers, Inc.	12-20093	1,285
95	OSG Clean Products International, Inc.	12-20094	9
96	OSG Columbia LLC	12-20095	209,106
97	OSG Constitution LLC	12-20096	527
98	OSG Courageous LLC	12-20097	210,261
99	OSG Delaware Bay Lightering LLC	12-20098	1,742,297
100	OSG Discovery LLC	12-20099	240

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 11 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period September 1, 2013 through September 30, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	43
102	OSG Endurance LLC	12-20101	212,551
103	OSG Enterprise LLC	12-20102	235,561
104	OSG Financial Corp.	12-20103	1,891
105	OSG Freedom LLC	12-20104	1,939
106	OSG Honour LLC	12-20105	211,130
107	OSG Independence LLC	12-20106	207,109
108	OSG Intrepid LLC	12-20107	212,534
109	OSG Liberty LLC	12-20108	1,891
110	OSG Lightering LLC	12-20109	6,812,699
111	OSG Lightering Acquisition Corporation	12-20110	373
112	OSG Lightering Solutions LLC	12-20111	640
113	OSG Mariner LLC	12-20112	43
114	OSG Maritrans Parent LLC	12-20113	20,949
115	OSG Navigator LLC	12-20114	211,420
116	OSG New York, Inc.	12-20115	452,807
117	OSG Product Tankers AVTC, LLC	12-20116	9
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	1
122	OSG Quest LLC	12-20121	28
123	OSG Seafarer LLC	12-20122	128
124	OSG Ship Management, Inc.	12-20123	3,949,956
125	OSG Valour LLC	12-20124	209

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 12 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period September 1, 2013 through September 30, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	0
127	Overseas Anacortes LLC	12-20126	1,412,879
128	Overseas Boston LLC	12-20127	1,294,121
129	Overseas Diligence LLC	12-20128	74
130	Overseas Galena Bay LLC	12-20129	495
131	Overseas Houston LLC	12-20130	1,185,460
132	Overseas Integrity LLC	12-20131	200
133	Overseas Long Beach LLC	12-20132	1,190,885
134	Overseas Los Angeles LLC	12-20133	1,208,391
135	Overseas Martinez LLC	12-20134	1,254,393
136	Overseas New Orleans LLC	12-20135	413
137	Overseas New York LLC	12-20136	1,235,982
138	Overseas Nikiski LLC	12-20137	1,291,052
139	Overseas Perseverance Corporation	12-20138	71
140	Overseas Philadelphia LLC	12-20139	395
141	Overseas Puget Sound LLC	12-20140	1,600
142	Overseas Sea Swift Corporation	12-20141	2
143	Overseas Shipping (GR) Ltd.	12-20142	108,378
144	Overseas ST Holding LLC	12-20143	1,102,564
145	Overseas Tampa LLC	12-20144	2,074,365
146	Overseas Texas City LLC	12-20145	2,203,822
147	Pearlmar Limited	12-20146	173,604
148	Petromar Limited	12-20147	382,253
149	Pisces Tanker Corporation	12-20148	17,065
150	Polaris Tanker Corporation	12-20149	4,769

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 13 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period September 1, 2013 through September 30, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	11,530
152	Reymar Limited	12-20151	171,819
153	Rich Tanker Corporation	12-20152	574,823
154	Rimar Chartering Corporation	12-20153	15,089
155	Rosalyn Tanker Corporation	12-20154	374,590
156	Rosemar Limited	12-20155	190,985
157	Rubymar Limited	12-20156	10,519
158	Sakura Transport Corp.	12-20157	237,530
159	Samar Product Tanker Corporation	12-20158	189,969
160	Santorini Tanker LLC	12-20159	970,614
161	Serifos Tanker Corporation	12-20160	1,048,651
162	Seventh Aframax Tanker Corporation	12-20161	220,319
163	Shirley Tanker SRL	12-20162	289,341
164	Sifnos Tanker Corporation	12-20163	494,077
165	Silvermar Limited	12-20164	193,131
166	Sixth Aframax Tanker Corporation	12-20165	213,293
167	Skopelos Product Tanker Corporation	12-20166	707,661
168	Star Chartering Corporation	12-20167	445,438
169	Suezmax International Agencies, Inc.	12-20168	2,906,607
170	Talara Chartering Corporation	12-20169	15,635
171	Third United Shipping Corporation	12-20170	9,801
172	Tokyo Transport Corp.	12-20171	257,800
173	Transbulk Carriers, Inc.	12-20172	47
174	Troy Chartering Corporation	12-20173	25,163
175	Troy Product Corporation	12-20174	10,918

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 14 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period September 1, 2013 through September 30, 2013

176	Urban Tanker Corporation	12-20175	401,740
177	Vega Tanker Corporation	12-20176	686
178	View Tanker Corporation	12-20177	395,690
179	Vivian Tankships Corporation	12-20178	3,320
180	Vulpecula Chartering Corporation	12-20179	6,019
181	Wind Aframax Tanker Corporation	12-20180	5

		Total Disbursements	$118,402,486

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 15 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period September 1, 2013 through September 30, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$-	$-	$-	$3,924,135	$135,050	$4,059,185
Bowman Gilfillan, Inc.	-	-	-	50,499	17,446	67,945
Burke & Parsons	23,633	44	23,677	231,279	3,430	234,709
Chilmark Partners, LLC	-	-	-	720,000	83,830	803,830
Cleary Gottlieb Steen & Hamilton LLP	1,033,234	38,465	1,071,699	13,328,697	431,764	13,760,461
Deloitte & Touche LLP	-	-	-	-	-	-
Deloitte Tax LLP	427,263	1,813	429,076	2,430,224	6,548	2,436,772
Eversheds LLP	97,994	215	98,209	97,994	215	98,209
FTI Consulting, Inc.	196,249	792	197,041	2,236,627	4,947	2,241,574
Houlihan Lokey Capital, Inc.	-	-	-	1,055,833	22,575	1,078,408
Kurtzman Carson Consultants LLC			-	-	-	-
Mercer (US) Inc.	25,857	6,078	31,935	138,490	39,400	177,890
Morris, Nichols, Arsht & Tunnell LLP	48,364	871	49,235	567,723	25,157	592,880
Mullin Hoard & Brown LLP	83,870	2,974	86,844	595,448	45,535	640,983
Pepper Hamilton LLP	11,487	443	11,930	160,842	8,238	169,080
Pricewaterhouse Coopers LLP	-	-	-	1,911,765	26,564	1,938,329
Venable LLP	-	-	-	-	-	-
Total Professional Fees and Expenses	$1,947,951	$51,695	$1,999,646	$27,449,556	$850,699	$28,300,255

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 16 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period September 1, 2013 through September 30, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 17 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash
Disbursements Journal

For the Period September 1, 2013 through September 30, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
Overseas Shipholding Group, Inc.	DnB NOR Bank ASA	XXXX8671	9/12/2013
Overseas Shipholding Group, Inc.	JPMorgan Chase	XXX-XX9904	9/20/2013

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 18 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods September 1, 2013 through September 30, 2013, and

November 14, 2012 through September 30, 2013

(in thousands of dollars)

	September 1, 2013 through September 30, 2013	November 14, 2012 through September 30, 2013

Shipping Revenues:

Pool revenues	$356	$166,368
Time and bareboat charter revenues	32,321	314,847
Voyage charter revenues	79,012	398,829
	111,689	880,044
Operating Expenses:
Voyage expenses	50,979	208,636
Vessel expenses	21,197	233,975
Charter hire expenses	16,054	205,870
Depreciation and amortization	14,677	156,516
General and administrative	6,768	80,870
(Gain)/loss on disposal of vessels, including impairments	34	278,269
Total Operating Expenses	109,709	1,164,136
Income/(Loss) from Vessel Operations	1,980	(284,092)
Equity in Income/(Loss) of Affiliated Companies	3,051	37,523
Operating Income/(Loss)	5,031	(246,569)
Other Income/(expense)	97	699
Income/(loss) before Interest Expense and Income Taxes	5,128	(245,870)
Interest Expense	-	(187)
Income/(loss) before Reorganization Items and Income Taxes	5,128	(246,057)
Reorganization Items, net	4,759	277,940
Income/(loss) before Income Taxes	369	(523,997)
Income Tax (Benefit)/Provision	1,744	(8,579)
Net Income/(Loss)	$(1,375)	$(515,418)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 19 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods September 1, 2013 through September 30, 2013, and

November 14, 2012 through September 30, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013, it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

3.	Pool revenue and voyage expense presentation—For the Company’s vessels operating in pools, revenues and voyage expenses are pooled and allocated to each pool’s participants on a time charter equivalent (“TCE”) basis in accordance with an agreed-upon formula. Such TCE revenues are reported as pool revenues in the accompanying condensed consolidated statement of operations. For the pools in which the Company participates, management monitors, among other things, the relative proportion of the Company’s vessels operating in each of the pools to the total number of vessels in each of the respective pools, and assesses whether or not OSG’s participation interest in each of the pools is sufficiently significant so as to determine that OSG has effective control of the pool. Management determined that as of June 30, 2013, it had effective control of one of the pools in which the Company participates. Such pool is not a legal entity, but operates under a contractual arrangement. Pool revenue amounts previously reported on a net TCE basis in July and August 2013 were reversed in September 2013 and the cumulative effect

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 20 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations (continued)

For the Periods September 1, 2013 through September 30, 2013, and

November 14, 2012 through September 30, 2013

(in thousands of dollars)

of reporting the Company’s allocated TCE revenues for such pool on a gross basis as voyage charter revenues and voyage expenses for the three months ended September 30, 2013 was recorded in September 2013.

4.	Reorganization Items consists of the following:

	September 1, 2013	November 14, 2012
	through	through
	September 30, 2013	September 30, 2013
Professional fees, including Trustee Fees of $450 and $3,152	$5,576	$58,020
Expenses incurred on rejected executory contracts	$(817)	$219,920
	$4,759	$277,940

The books and records include estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to September 30, 2013. These amounts are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, continued reconciliation or other events. In August 2013, the Company recorded an increase of $2,429 in the estimated liability for an executory contract, a time charter-in, which was rejected prior to August 2013.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 21 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and September 30, 2013

(in thousands of dollars)

	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$570,632
Voyage receivables	171,753	129,479
Other receivables	59,295	22,985
Inventory	14,150	17,776
Prepaid expenses and other current assets	46,636	25,952
Total Current Assets	769,807	766,824
Vessels and other property, less accumulated depreciation	3,135,823	2,753,758
Deferred drydock expenditures, net	73,898	60,636
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,814,394
Investments in Affiliated Companies	247,964	307,994
Intangible Assets, less accumulated amortization	72,655	68,088
Goodwill	9,589	9,589
Other Assets	16,464	27,835
Total Assets	$4,326,200	$3,994,724

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$405,739
Total Current Liabilities	93,170	405,739

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	392,399
Liabilities Subject to Compromise	2,623,588	2,823,332
Total Noncurrent Liabilities	3,387,781	3,215,731

Total Liabilities	3,480,951	3,621,470
Equity:
Total Equity	845,249	373,254
Total Liabilities and Equity	$4,326,200	$3,994,724

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 22 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and September 30, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 23 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and September 30, 2013

(in thousands of dollars)

appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of September 30, 2013 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 24 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and September 30, 2013

(in thousands of dollars)

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	September 30, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$3,428
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	565,770
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	36,884
Accrued liabilities relating to rejected executory contracts	0	213,447

	$2,623,588	$2,823,332

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation under the Debtors’ domestic defined benefit pension plan.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 25 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of September 30, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.            I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.            All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.            To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: November 15, 2013	Respectfully submitted,
New York, New York
/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 26 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

September 30, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$12,095,774	$1,132,391	$230,085	$(3,754)	$597,434	$14,051,930
86%	8%	2%	0%	4%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 27 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

September 30, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$18,553,577	$1,146,428	$1,446,481	$1,215,633	$3,305,252	$5,180,286	$30,847,657
Trade - Accrued and Unbilled[3]							$19,100,816
Trade - Pools[4]							$81,190,104
Allowance for Doubtful Receivables							$(2,265,246)
Accounts Receivable	$18,553,577	$1,146,428	$1,446,481	$1,215,633	$3,305,252	$5,180,286	$128,873,331
Percentage of Trade-Invoiced [5]	60%	4%	5%	4%	11%	16%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 28 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period September 1, 2013 through September 30, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 29 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 30 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 31 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 32 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 33 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 34 of 169

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of September 30, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of September 30, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	174,969,323.20
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	4,063,271.71
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,232,270.06)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	14,620,056.21
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	255,848.01
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	3,730,514.09
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	105,229,045.82
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	16,922,218.17
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	13,522,954.23
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(49,078.78)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	17,920.69
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	146,139.16
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	78,418.81
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	1,315.55
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,048,831.48
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	70,006,217.84
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	75,721,409.48
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	4,560,556.38
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	35,005,050.75
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	122.90
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,170.54
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-
				TOTAL	$541,642,037.48

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 36 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets
(continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

The average monthly crew costs for the international flag business were approximately $6.1 million per month for the nine months ended September 30, 2013. The average monthly base compensation and benefit costs for onshore personnel related to the international flag business and corporate office not associated with the international flag business are approximately $2.2 million and $0.2 million per month, respectively. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Monthly Operating Report September 1, 2013 through September 30, 2013 Page 37 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$44	$(4)	$(22)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	44	(4)	(22)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(3)	(66)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	-	-
General and administrative	132	5,183	865	4,949
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	132	5,183	862	4,932
Income/(loss) from Vessel Operations	(132)	(5,139)	(866)	(4,954)
Equity in Income/(loss) of Affiliated Companies	-	215	752	6,924
Operating Income/(loss)	(132)	(4,923)	(114)	1,970
Other Income/(expense)	513	5,421	(1,424)	(15,712)
Income/(loss) before Interest Expense and Income Taxes	381	497	(1,537)	(13,742)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	381	497	(1,537)	(13,742)
Reorganization Items, net	5,556	60,490	-	-
Income/(loss) before Income Taxes	(5,175)	(59,993)	(1,537)	(13,742)
Income Tax (Benefit)/Provision	1,256	(9,792)	6	108
Net Income/(Loss)	$(6,431)	$(50,201)	$(1,544)	$(13,850)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$0	$3,402
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,904	4,898
	-	-	1,904	8,300
Operating Expenses:
Voyage expenses	-	-	1,472	3,381
Vessel expenses	8	1	217	2,690
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	253	2,701
General and administrative	(10)	155	-	0
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	(1)	152	1,942	8,772
Income/(loss) from Vessel Operations	1	(152)	(38)	(472)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(152)	(38)	(472)
Other Income/(expense)	(203)	(2,138)	(1)	(7)
Income/(loss) before Interest Expense and Income Taxes	(202)	(2,289)	(39)	(479)
Interest Expense	-	0	-	(12)
Income/(loss) before Reorganization Items and Income Taxes	(202)	(2,289)	(39)	(491)
Reorganization Items, net	-	-	-	31
Income/(loss) before Income Taxes	(202)	(2,289)	(39)	(522)
Income Tax (Benefit)/Provision	482	1,020	-	-
Net Income/(Loss)	$(684)	$(3,310)	$(39)	$(522)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Africa Tanker Corporation		Alcesmar Limited
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$451	$4,524
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	451	4,528
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	6	62	179	1,956
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	108	1,306
General and administrative	2	88	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	8	150	288	22,006
Income/(loss) from Vessel Operations	(8)	(150)	163	(17,478)
Equity in Income/(loss) of Affiliated Companies	1,919	26,641	-	-
Operating Income/(loss)	1,912	26,491	163	(17,478)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,912	26,491	163	(17,478)
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	1,912	26,491	163	(17,483)
Reorganization Items, net	-	-	-	31
Income/(loss) before Income Taxes	1,912	26,491	163	(17,514)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,912	$26,491	$163	$(17,514)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Alcmar Limited		Alpha Suezmax Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$449	$4,677	$(32)	$(161)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	449	4,679	(32)	1,129
Operating Expenses:
Voyage expenses	-	(28)	-	183
Vessel expenses	237	1,968	(8)	343
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	92	1,127	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	329	21,423	(8)	2,238
Income/(loss) from Vessel Operations	120	(16,744)	(24)	(1,109)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	120	(16,744)	(24)	(1,109)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	120	(16,744)	(24)	(1,109)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	120	(16,749)	(24)	(1,109)
Reorganization Items, net	-	31	-	14,507
Income/(loss) before Income Taxes	120	(16,780)	(24)	(15,616)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$120	$(16,780)	$(24)	$(15,616)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(2)	$(2)	$528	$5,935
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	4	13
	(2)	(2)	532	5,949
Operating Expenses:
Voyage expenses	-	-	3	11
Vessel expenses	-	-	178	1,985
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	237	2,785
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	419	4,782
Income/(loss) from Vessel Operations	(2)	(133)	113	1,167
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(133)	113	1,167
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(133)	113	1,167
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(133)	113	1,167
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(2)	(133)	113	1,167
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2)	$(133)	$113	$1,167

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	432	681	-	-
Voyage charter revenues	(2)	8,401	-	-
	430	9,083	-	-
Operating Expenses:
Voyage expenses	6	3,857	-	(4)
Vessel expenses	203	2,170	-	1
Charter hire expenses	-	-	-	-
Depreciation and amortization	77	977	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	286	22,740	-	(3)
Income/(loss) from Vessel Operations	144	(13,658)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	144	(13,658)	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	144	(13,658)	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	144	(13,658)	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	144	(13,658)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$144	$(13,658)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Andromar Limited		Antigmar Limited
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$449	$4,691	$449	$4,670
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(0)	(76)	-	51
	449	4,615	449	4,721
Operating Expenses:
Voyage expenses	-	2	-	73
Vessel expenses	151	1,832	177	1,823
Charter hire expenses	-	-	-	-
Depreciation and amortization	99	1,195	85	1,045
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	250	22,236	261	21,847
Income/(loss) from Vessel Operations	199	(17,621)	188	(17,125)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	199	(17,621)	188	(17,125)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	199	(17,621)	188	(17,125)
Interest Expense	-	(5)	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	199	(17,626)	188	(17,131)
Reorganization Items, net	-	31	-	31
Income/(loss) before Income Taxes	199	(17,657)	188	(17,162)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$199	$(17,657)	$188	$(17,162)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(1)	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(0)	4,551
	(1)	(3)	(0)	4,551
Operating Expenses:
Voyage expenses	-	-	-	2,682
Vessel expenses	-	-	-	15
Charter hire expenses	-	(203)	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	-	4,615
Income/(loss) from Vessel Operations	(1)	197	(0)	(64)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	197	(0)	(64)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	197	(0)	(64)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	197	(0)	(64)
Reorganization Items, net	-	-	-	1,838
Income/(loss) before Income Taxes	(1)	197	(0)	(1,902)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$197	$(0)	$(1,902)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Ariadmar Limited		Aspro Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$450	$4,497	$(3)	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	450	4,497	(3)	(3)
Operating Expenses:
Voyage expenses	-	(1)	-	-
Vessel expenses	161	1,890	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	101	1,231	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	262	22,201	-	57
Income/(loss) from Vessel Operations	187	(17,705)	(3)	(59)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	187	(17,705)	(3)	(59)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	187	(17,705)	(3)	(59)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	187	(17,710)	(3)	(59)
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	187	(17,741)	(3)	(59)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$187	$(17,741)	$(3)	$(59)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Atalmar Limited		Athens Product Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	986	11,166	846	11,260
	986	11,166	846	11,260
Operating Expenses:
Voyage expenses	668	6,589	417	5,047
Vessel expenses	182	1,754	137	1,642
Charter hire expenses	-	-	-	-
Depreciation and amortization	96	1,168	132	1,410
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	946	28,472	685	8,099
Income/(loss) from Vessel Operations	40	(17,306)	161	3,161
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	40	(17,306)	161	3,161
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	40	(17,306)	161	3,161
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	40	(17,306)	161	3,161
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	40	(17,306)	161	3,161
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$40	$(17,306)	$161	$3,161

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(21)	$3,447
Time and bareboat charter revenues	-	-	540	980
Voyage charter revenues	(0)	3,933	-	-
	(0)	3,933	519	4,428
Operating Expenses:
Voyage expenses	0	2,052	35	172
Vessel expenses	(9)	7	279	4,315
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	237	2,483
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(9)	4,040	551	6,969
Income/(loss) from Vessel Operations	9	(108)	(31)	(2,542)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	9	(108)	(31)	(2,542)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	9	(108)	(31)	(2,542)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	9	(108)	(31)	(2,542)
Reorganization Items, net	-	2,422	-	-
Income/(loss) before Income Taxes	9	(2,530)	(31)	(2,542)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$9	$(2,530)	$(31)	$(2,542)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(3)	$(3)	$(495)	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	3,421	3,421
	(3)	(3)	2,926	3,421
Operating Expenses:
Voyage expenses	-	-	2,426	2,437
Vessel expenses	-	-	233	534
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	222	552
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	2,880	3,523
Income/(loss) from Vessel Operations	(3)	78	46	(102)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3)	78	46	(102)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(3)	78	46	(102)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3)	78	46	(102)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(3)	78	46	(102)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(3)	$78	$46	$(102)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(1)	$(1)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	(1)	1,707	-	22
Operating Expenses:
Voyage expenses	-	-	-	(69)
Vessel expenses	15	559	-	73
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	15	2,298	-	(16)
Income/(loss) from Vessel Operations	(16)	(592)	-	37
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(16)	(592)	-	37
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(16)	(592)	-	37
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(16)	(592)	-	37
Reorganization Items, net	-	25,346	-	-
Income/(loss) before Income Taxes	(16)	(25,938)	-	37
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(16)	$(25,938)	$-	$37

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	360	3,897	376	3,685
Voyage charter revenues	3	11	2	14
	363	3,908	378	3,699
Operating Expenses:
Voyage expenses	12	110	11	100
Vessel expenses	160	1,964	251	2,383
Charter hire expenses	-	-	-	-
Depreciation and amortization	191	2,034	206	2,152
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	362	4,109	468	4,634
Income/(loss) from Vessel Operations	0	(201)	(90)	(936)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(201)	(90)	(936)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(201)	(90)	(936)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(201)	(90)	(936)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(201)	(90)	(936)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(201)	$(90)	$(936)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(4)	$(4)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,051	9,159	0	4,852
	1,047	9,155	0	4,852
Operating Expenses:
Voyage expenses	514	4,763	1	2,076
Vessel expenses	220	3,738	-	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	893	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	784	26,779	1	4,237
Income/(loss) from Vessel Operations	263	(17,624)	(1)	615
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	263	(17,624)	(1)	615
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	263	(17,624)	(1)	615
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	263	(17,624)	(1)	615
Reorganization Items, net	-	-	-	3,197
Income/(loss) before Income Taxes	263	(17,624)	(1)	(2,582)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$263	$(17,624)	$(1)	$(2,582)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Carl Product Corporation		Concept Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(10)	$(28)	$473	$4,635
Time and bareboat charter revenues	388	4,025	-	-
Voyage charter revenues	7	10	-	(4)
	385	4,007	473	4,631
Operating Expenses:
Voyage expenses	12	(283)	-	-
Vessel expenses	141	1,762	3	45
Charter hire expenses	-	-	414	4,509
Depreciation and amortization	239	2,809	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	392	4,288	418	4,554
Income/(loss) from Vessel Operations	(8)	(281)	55	77
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(8)	(281)	55	77
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(8)	(281)	55	77
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(8)	(281)	55	77
Reorganization Items, net	-	-	-	2,194
Income/(loss) before Income Taxes	(8)	(281)	55	(2,117)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(8)	$(281)	$55	$(2,117)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(1)	$(62)	$(4)	$(4)
Time and bareboat charter revenues	408	4,355	-	-
Voyage charter revenues	-	-	-	-
	406	4,293	(4)	(4)
Operating Expenses:
Voyage expenses	3	39	-	-
Vessel expenses	193	2,538	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	197	2,108	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	392	4,684	-	-
Income/(loss) from Vessel Operations	14	(392)	(4)	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	14	(392)	(4)	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	14	(392)	(4)	(4)
Interest Expense	-	(19)	-	-
Income/(loss) before Reorganization Items and Income Taxes	14	(411)	(4)	(4)
Reorganization Items, net	-	129	-	-
Income/(loss) before Income Taxes	14	(540)	(4)	(4)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$14	$(540)	$(4)	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$1	$574	$(29)	$214
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1	574	(29)	214
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,516	-	999
Income/(loss) from Vessel Operations	1	(942)	(29)	(784)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(942)	(29)	(784)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(942)	(29)	(784)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(942)	(29)	(784)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1	(942)	(29)	(784)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(942)	$(29)	$(784)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$1	$36	$(5)	$(5)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1	36	(5)	(5)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(5)	-	(0)
Income/(loss) from Vessel Operations	1	42	(5)	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	42	(5)	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	42	(5)	(4)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	42	(5)	(4)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1	42	(5)	(4)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$42	$(5)	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(0)	$(25)	$(7)	$(74)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(0)	(25)	(7)	(74)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	(0)	(25)	(7)	(70)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(25)	(7)	(70)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(25)	(7)	(70)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(25)	(7)	(70)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	(25)	(7)	(70)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(25)	$(7)	$(70)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(37)	$309	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	(37)	295	-	-
Operating Expenses:
Voyage expenses	-	(9)	-	-
Vessel expenses	(8)	392	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(8)	1,502	-	-
Income/(loss) from Vessel Operations	(30)	(1,207)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(30)	(1,207)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(30)	(1,207)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(30)	(1,207)	-	-
Reorganization Items, net	-	28,747	-	-
Income/(loss) before Income Taxes	(30)	(29,954)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(30)	$(29,954)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(724)	$2,012	$(608)	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,111	4,111	3,467	3,467
	3,387	6,123	2,859	5,414
Operating Expenses:
Voyage expenses	2,988	2,988	2,521	2,688
Vessel expenses	250	2,373	139	2,140
Charter hire expenses	-	-	-	-
Depreciation and amortization	136	1,445	195	2,087
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	3,374	6,806	2,855	6,915
Income/(loss) from Vessel Operations	14	(684)	5	(1,501)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	14	(684)	5	(1,501)
Other Income/(expense)	-	-	(2)	(5)
Income/(loss) before Interest Expense and Income Taxes	14	(684)	2	(1,506)
Interest Expense	-	-	-	(14)
Income/(loss) before Reorganization Items and Income Taxes	14	(684)	2	(1,521)
Reorganization Items, net	-	-	-	129
Income/(loss) before Income Taxes	14	(684)	2	(1,650)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$14	$(684)	$2	$(1,650)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	360	3,747	-	-
Voyage charter revenues	-	-	-	-
	360	3,747	-	-
Operating Expenses:
Voyage expenses	4	47	-	-
Vessel expenses	5	46	-	-
Charter hire expenses	420	2,770	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	429	2,862	-	-
Income/(loss) from Vessel Operations	(69)	885	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(69)	885	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(69)	885	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(69)	885	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(69)	885	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(69)	$885	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(20)	$3,316	$(4)	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	1,063	11,354
	(20)	3,317	1,059	11,351
Operating Expenses:
Voyage expenses	9	304	625	6,413
Vessel expenses	229	3,375	192	2,388
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	1,948	64	1,127
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	398	22,530	881	25,645
Income/(loss) from Vessel Operations	(418)	(19,213)	178	(14,294)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(418)	(19,213)	178	(14,294)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(418)	(19,213)	178	(14,294)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(418)	(19,213)	178	(14,294)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(418)	(19,213)	178	(14,294)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(418)	$(19,213)	$178	$(14,294)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Front President Inc.		Goldmar Limited
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$405	$5,583	$524	$5,628
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1	1
	405	5,583	525	5,630
Operating Expenses:
Voyage expenses	0	332	0	7
Vessel expenses	217	2,589	148	2,210
Charter hire expenses	-	-	-	-
Depreciation and amortization	356	3,796	204	2,179
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	573	6,718	352	4,397
Income/(loss) from Vessel Operations	(168)	(1,135)	173	1,233
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(168)	(1,135)	173	1,233
Other Income/(expense)	(2)	(15)	-	-
Income/(loss) before Interest Expense and Income Taxes	(171)	(1,150)	173	1,233
Interest Expense	-	(27)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(171)	(1,176)	173	1,233
Reorganization Items, net	0	143	-	-
Income/(loss) before Income Taxes	(171)	(1,319)	173	1,233
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(171)	$(1,319)	$173	$1,233

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(47)	$894	$(11)	$1,542
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(47)	894	(11)	1,542
Operating Expenses:
Voyage expenses	-	24	-	-
Vessel expenses	46	1,185	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	11	82	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	57	3,080	-	1,621
Income/(loss) from Vessel Operations	(104)	(2,185)	(11)	(79)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(104)	(2,185)	(11)	(79)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(104)	(2,185)	(11)	(79)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(104)	(2,185)	(11)	(79)
Reorganization Items, net	-	19,833	-	859
Income/(loss) before Income Taxes	(104)	(22,018)	(11)	(938)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(104)	$(22,018)	$(11)	$(938)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	International Seaways, Inc.		Jademar Limited
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(4,996)	$14,660	$537	$5,650
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	26,702	26,702	5	9
	21,706	41,362	543	5,659
Operating Expenses:
Voyage expenses	19,410	19,494	(0)	20
Vessel expenses	911	2,461	134	1,822
Charter hire expenses	2,053	24,186	-	-
Depreciation and amortization	-	-	208	2,230
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	-
Total Operating Expenses	22,374	46,142	342	4,072
Income/(loss) from Vessel Operations	(669)	(4,780)	201	1,587
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(669)	(4,780)	201	1,587
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(669)	(4,780)	201	1,587
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(669)	(4,780)	201	1,587
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(669)	(4,780)	201	1,587
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(669)	$(4,780)	$201	$1,587

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	-	11	-	-
Vessel expenses	(2)	(13)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	(2)	(112)	-	-
Income/(loss) from Vessel Operations	2	51	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	51	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	51	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	51	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	2	51	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2	$51	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	776	9,584	1,134	9,800
	776	9,584	1,134	9,800
Operating Expenses:
Voyage expenses	545	5,562	559	5,174
Vessel expenses	245	1,937	159	1,868
Charter hire expenses	188	2,729	-	-
Depreciation and amortization	29	334	114	1,219
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,007	10,562	832	8,260
Income/(loss) from Vessel Operations	(231)	(978)	302	1,539
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(231)	(978)	302	1,539
Other Income/(expense)	-	-	8	8
Income/(loss) before Interest Expense and Income Taxes	(231)	(978)	310	1,547
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(231)	(978)	310	1,547
Reorganization Items, net	-	10,467	-	-
Income/(loss) before Income Taxes	(231)	(11,445)	310	1,547
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(231)	$(11,445)	$310	$1,547

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$531	$3,137
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,765	3	3,429
	-	4,765	534	6,566
Operating Expenses:
Voyage expenses	4	2,822	(2)	1,362
Vessel expenses	-	18	144	1,773
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	179	1,917
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	4	5,053	321	5,052
Income/(loss) from Vessel Operations	(4)	(287)	214	1,514
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(4)	(287)	214	1,514
Other Income/(expense)	-	-	(0)	(2)
Income/(loss) before Interest Expense and Income Taxes	(4)	(287)	213	1,512
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	(4)	(287)	213	1,507
Reorganization Items, net	-	1,873	-	31
Income/(loss) before Income Taxes	(4)	(2,160)	213	1,476
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(4)	$(2,160)	$213	$1,476

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	0	1,760	317	9,879
	0	1,760	317	9,879
Operating Expenses:
Voyage expenses	-	848	475	5,822
Vessel expenses	(20)	381	242	2,343
Charter hire expenses	11	776	-	-
Depreciation and amortization	-	437	94	1,230
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	(9)	2,443	811	26,337
Income/(loss) from Vessel Operations	9	(683)	(494)	(16,458)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	9	(683)	(494)	(16,458)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	9	(683)	(494)	(16,458)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	9	(683)	(494)	(16,458)
Reorganization Items, net	-	7,293	-	-
Income/(loss) before Income Taxes	9	(7,976)	(494)	(16,458)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$9	$(7,976)	$(494)	$(16,458)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$609	$4,105
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	609	4,105
Operating Expenses:
Voyage expenses	-	6	45	539
Vessel expenses	(1)	172	261	4,231
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	177	2,162
General and administrative	-	0	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	(1)	178	482	27,164
Income/(loss) from Vessel Operations	1	(178)	127	(23,059)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(178)	127	(23,059)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(178)	127	(23,059)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(178)	127	(23,059)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1	(178)	127	(23,059)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(178)	$127	$(23,059)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$215	$5,326	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	215	5,329	-	-
Operating Expenses:
Voyage expenses	65	219	-	-
Vessel expenses	178	2,379	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	440	4,702	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	683	7,301	-	(3)
Income/(loss) from Vessel Operations	(468)	(1,972)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(468)	(1,972)	-	3
Other Income/(expense)	(3)	(23)	-	-
Income/(loss) before Interest Expense and Income Taxes	(471)	(1,994)	-	3
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(471)	(2,028)	-	3
Reorganization Items, net	-	129	-	-
Income/(loss) before Income Taxes	(471)	(2,157)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(471)	$(2,157)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	165	427	-	-
Voyage charter revenues	0	5,823	-	-
	165	6,249	-	-
Operating Expenses:
Voyage expenses	18	3,617	-	-
Vessel expenses	21	1,885	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	44	975	-	-
General and administrative	-	5	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	83	22,538	-	-
Income/(loss) from Vessel Operations	83	(16,288)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	83	(16,288)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	83	(16,288)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	83	(16,288)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	83	(16,288)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$83	$(16,288)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,155	10,114	-	-
	1,155	10,114	-	-
Operating Expenses:
Voyage expenses	589	4,738	-	-
Vessel expenses	142	1,732	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	135	1,447	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	866	7,916	-	-
Income/(loss) from Vessel Operations	289	2,198	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	289	2,198	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	289	2,198	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	289	2,198	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	289	2,198	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$289	$2,198	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2,541	16,857	23	892
	2,541	16,857	23	892
Operating Expenses:
Voyage expenses	749	6,710	30	461
Vessel expenses	541	3,507	(17)	448
Charter hire expenses	-	-	(5)	609
Depreciation and amortization	168	1,784	-	172
General and administrative	16	170	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,476	12,191	8	1,691
Income/(loss) from Vessel Operations	1,066	4,667	15	(799)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,066	4,667	15	(799)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,066	4,667	15	(799)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,066	4,667	15	(799)
Reorganization Items, net	-	-	3	3,479
Income/(loss) before Income Taxes	1,066	4,667	12	(4,278)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,066	$4,667	$12	$(4,278)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(186)	$5,129	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(186)	5,129	-	-
Operating Expenses:
Voyage expenses	27	234	-	-
Vessel expenses	234	2,472	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	439	4,699	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	701	7,405	-	-
Income/(loss) from Vessel Operations	(887)	(2,275)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(887)	(2,275)	-	-
Other Income/(expense)	(2)	(12)	-	-
Income/(loss) before Interest Expense and Income Taxes	(889)	(2,288)	-	-
Interest Expense	-	(33)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(889)	(2,320)	-	-
Reorganization Items, net	-	129	-	-
Income/(loss) before Income Taxes	(889)	(2,449)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(889)	$(2,449)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Oceania Tanker Corporation		OSG 192 LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$81	$796	$-	$-
Time and bareboat charter revenues	-	-	780	7,414
Voyage charter revenues	-	-	8	32
	81	796	788	7,446
Operating Expenses:
Voyage expenses	-	309	18	108
Vessel expenses	97	2,071	30	492
Charter hire expenses	-	-	-	-
Depreciation and amortization	150	1,836	171	2,426
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	247	35,569	219	3,026
Income/(loss) from Vessel Operations	(166)	(34,772)	569	4,420
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(166)	(34,772)	569	4,420
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(166)	(34,772)	569	4,420
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(166)	(34,772)	569	4,420
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(166)	(34,772)	569	4,420
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(166)	$(34,772)	$569	$4,420

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG 209 LLC		OSG 214 LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	806	8,235	780	7,983
Voyage charter revenues	9	134	61	616
	815	8,369	841	8,599
Operating Expenses:
Voyage expenses	13	207	72	739
Vessel expenses	46	413	36	552
Charter hire expenses	-	-	-	-
Depreciation and amortization	183	1,949	229	2,431
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	241	2,570	337	3,722
Income/(loss) from Vessel Operations	574	5,799	504	4,877
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	574	5,799	504	4,877
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	574	5,799	504	4,877
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	574	5,799	504	4,877
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	574	5,799	504	4,877
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$574	$5,799	$504	$4,877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG 215 Corporation		OSG 242 LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,350	13,580
Voyage charter revenues	-	-	6	962
	-	-	1,356	14,542
Operating Expenses:
Voyage expenses	-	-	21	529
Vessel expenses	-	-	30	437
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	209	2,233
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	260	3,199
Income/(loss) from Vessel Operations	-	-	1,096	11,344
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,096	11,344
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,096	11,344
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,096	11,344
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,096	11,344
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,096	$11,344

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG 243 LLC		OSG 244 LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,350	8,537	224	7,981
Voyage charter revenues	11	4,377	-	158
	1,361	12,915	224	8,139
Operating Expenses:
Voyage expenses	28	839	0	109
Vessel expenses	17	428	31	430
Charter hire expenses	-	-	-	-
Depreciation and amortization	241	2,495	700	2,872
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	285	3,762	732	3,410
Income/(loss) from Vessel Operations	1,076	9,153	(507)	4,729
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,076	9,153	(507)	4,729
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,076	9,153	(507)	4,729
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,076	9,153	(507)	4,729
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,076	9,153	(507)	4,729
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,076	$9,153	$(507)	$4,729

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG 252 LLC		OSG 254 LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,020	8,179	1,499	1,499
Voyage charter revenues	18	4,480	(479)	8,419
	1,038	12,659	1,020	9,918
Operating Expenses:
Voyage expenses	14	1,349	14	153
Vessel expenses	23	368	37	574
Charter hire expenses	-	-	-	-
Depreciation and amortization	234	2,494	264	2,874
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	271	4,212	315	3,600
Income/(loss) from Vessel Operations	767	8,447	705	6,317
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	767	8,447	705	6,317
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	767	8,447	705	6,317
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	767	8,447	705	6,317
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	767	8,447	705	6,317
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$767	$8,447	$705	$6,317

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG 300 LLC		OSG 400 LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	1
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG America L.P.		OSG America LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	4,051	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	4,049	-	-
Income/(loss) from Vessel Operations	(383)	(4,049)	-	-
Equity in Income/(loss) of Affiliated Companies	380	3,744	-	-
Operating Income/(loss)	(4)	(306)	-	-
Other Income/(expense)	24	145	-	-
Income/(loss) before Interest Expense and Income Taxes	21	(160)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	21	(160)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	21	(160)	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$21	$(161)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	230	2,405
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	73	780
General and administrative	-	-	7	73
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	310	3,258
Income/(loss) from Vessel Operations	-	-	(310)	(3,258)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(310)	(3,258)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(310)	(3,258)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(310)	(3,258)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(310)	(3,258)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(310)	$(3,258)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Constitution LLC		OSG Courageous LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	207	2,419
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	807
General and administrative	-	-	7	73
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	289	3,299
Income/(loss) from Vessel Operations	-	(3)	(289)	(3,299)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(289)	(3,299)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(289)	(3,299)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(289)	(3,299)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(289)	(3,299)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(289)	$(3,299)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,488	48,921	-	-
	4,488	48,921	-	-
Operating Expenses:
Voyage expenses	661	8,595	-	-
Vessel expenses	906	11,255	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,100	11,690	-	-
General and administrative	25	233	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	(62)	(876)
Total Operating Expenses	2,691	31,774	(62)	(876)
Income/(loss) from Vessel Operations	1,797	17,147	62	876
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,797	17,147	62	876
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,797	17,147	62	876
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,797	17,147	62	876
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,797	17,147	62	876
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,797	$17,147	$62	$876

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Endeavor LLC		OSG Endurance LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	219	2,236
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	85	890
General and administrative	-	-	6	69
(Gain)/loss on disposal of vessels, including impairments	1	45	-	-
Total Operating Expenses	1	45	310	3,195
Income/(loss) from Vessel Operations	(1)	(45)	(310)	(3,195)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(45)	(310)	(3,195)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(45)	(310)	(3,195)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(45)	(310)	(3,195)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(1)	(45)	(310)	(3,195)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(45)	$(310)	$(3,195)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Enterprise LLC		OSG Financial Corp.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	228	2,506	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	109	1,157	-	-
General and administrative	6	69	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	344	3,731	-	-
Income/(loss) from Vessel Operations	(344)	(3,731)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(344)	(3,731)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(344)	(3,731)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(344)	(3,731)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(344)	(3,731)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(344)	$(3,731)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Freedom LLC		OSG Honour LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(11)	18	195	2,357
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	59	630
General and administrative	-	-	6	71
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	(11)	1,018	260	3,058
Income/(loss) from Vessel Operations	11	(1,018)	(260)	(3,058)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	11	(1,018)	(260)	(3,058)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	11	(1,018)	(260)	(3,058)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	11	(1,018)	(260)	(3,058)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	11	(1,018)	(260)	(3,058)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$11	$(1,018)	$(260)	$(3,058)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Independence LLC		OSG Intrepid LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	207	2,310	207	2,520
Charter hire expenses	-	-	-	-
Depreciation and amortization	71	718	78	962
General and administrative	6	70	6	75
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	284	3,106	291	3,557
Income/(loss) from Vessel Operations	(284)	(3,106)	(291)	(3,557)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(284)	(3,106)	(291)	(3,557)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(284)	(3,106)	(291)	(3,557)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(284)	(3,106)	(291)	(3,557)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(284)	(3,106)	(291)	(3,557)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(284)	$(3,106)	$(291)	$(3,557)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Liberty LLC		OSG Lightering LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	(2)	(2)
Voyage charter revenues	-	-	7,584	71,040
	-	-	7,582	71,039
Operating Expenses:
Voyage expenses	-	-	3,496	43,879
Vessel expenses	-	0	7	149
Charter hire expenses	-	-	2,792	24,523
Depreciation and amortization	-	-	132	1,438
General and administrative	-	-	219	2,420
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	6,646	72,410
Income/(loss) from Vessel Operations	-	(0)	936	(1,371)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	936	(1,371)
Other Income/(expense)	-	-	1	9
Income/(loss) before Interest Expense and Income Taxes	-	(0)	937	(1,362)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	937	(1,362)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(0)	937	(1,362)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(0)	$937	$(1,362)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	61
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	1	45	-	-
Total Operating Expenses	1	45	6	61
Income/(loss) from Vessel Operations	(1)	(45)	(6)	(61)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(45)	(6)	(61)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(45)	(6)	(61)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(45)	(6)	(61)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(1)	(45)	(6)	(61)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(45)	$(6)	$(61)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Navigator LLC		OSG New York, Inc.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$577	$5,627
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	0	4,013
	-	-	577	9,640
Operating Expenses:
Voyage expenses	-	-	5	2,169
Vessel expenses	221	2,360	4	60
Charter hire expenses	-	-	669	8,557
Depreciation and amortization	70	749	-	-
General and administrative	8	73	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	299	3,182	678	10,786
Income/(loss) from Vessel Operations	(299)	(3,182)	(101)	(1,146)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(299)	(3,182)	(101)	(1,146)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(299)	(3,182)	(101)	(1,146)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(299)	(3,182)	(101)	(1,146)
Reorganization Items, net	-	-	(820)	306
Income/(loss) before Income Taxes	(299)	(3,182)	719	(1,452)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(299)	$(3,182)	$719	$(1,452)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	0	27
Total Operating Expenses	-	-	0	27
Income/(loss) from Vessel Operations	-	-	(0)	(27)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(0)	(27)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(0)	(27)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(0)	(27)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(0)	(27)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(0)	$(27)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	176	2,613
General and administrative	-	-	3,860	41,982
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	4,035	44,596
Income/(loss) from Vessel Operations	-	0	(4,035)	(44,596)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,035)	(44,596)
Other Income/(expense)	-	-	6	28
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,029)	(44,568)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,029)	(44,568)
Reorganization Items, net	-	-	20	1,843
Income/(loss) before Income Taxes	-	0	(4,049)	(46,411)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(4,049)	$(46,413)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,950	19,507	1,598	17,093
Voyage charter revenues	5	20	12	43
	1,955	19,527	1,609	17,137
Operating Expenses:
Voyage expenses	29	264	32	263
Vessel expenses	617	5,834	521	5,871
Charter hire expenses	786	8,235	771	8,096
Depreciation and amortization	8	87	33	340
General and administrative	17	175	17	178
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,458	14,596	1,373	14,749
Income/(loss) from Vessel Operations	497	4,931	236	2,388
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	497	4,931	236	2,388
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	497	4,931	236	2,388
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	497	4,931	236	2,388
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	497	4,931	236	2,388
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$497	$4,909	$236	$2,381

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Houston LLC		Overseas Integrity LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	15,007	-	-
Voyage charter revenues	-	-	-	-
	1,403	15,007	-	-
Operating Expenses:
Voyage expenses	6	63	-	-
Vessel expenses	533	5,729	-	(3)
Charter hire expenses	732	7,694	-	-
Depreciation and amortization	62	654	-	-
General and administrative	17	177	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,350	14,316	-	(3)
Income/(loss) from Vessel Operations	53	691	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	53	691	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	53	691	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	53	691	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	53	691	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$53	$691	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,410	14,970	1,395	14,919
Voyage charter revenues	-	-	-	7
	1,410	14,970	1,395	14,926
Operating Expenses:
Voyage expenses	12	125	12	132
Vessel expenses	529	5,888	518	5,817
Charter hire expenses	734	7,705	738	7,740
Depreciation and amortization	45	459	42	433
General and administrative	17	174	17	176
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,336	14,350	1,326	14,297
Income/(loss) from Vessel Operations	74	620	69	629
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	74	620	69	629
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	74	620	69	629
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	74	620	69	629
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	74	620	69	629
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$74	$619	$69	$628

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,733	16,922	-	-
Voyage charter revenues	11	42	-	-
	1,743	16,964	-	-
Operating Expenses:
Voyage expenses	34	266	-	-
Vessel expenses	551	6,429	-	5
Charter hire expenses	760	8,127	-	-
Depreciation and amortization	40	267	-	-
General and administrative	17	179	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,402	15,269	-	5
Income/(loss) from Vessel Operations	342	1,695	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	342	1,695	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	342	1,695	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	342	1,695	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	342	1,695	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$342	$1,688	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas New York LLC		Overseas Nikiski LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	14,037	1,598	17,093
Voyage charter revenues	-	-	5	49
	1,403	14,037	1,602	17,142
Operating Expenses:
Voyage expenses	6	59	27	277
Vessel expenses	502	5,804	518	5,922
Charter hire expenses	742	7,783	772	8,108
Depreciation and amortization	40	440	36	467
General and administrative	17	176	17	178
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,307	14,261	1,370	14,953
Income/(loss) from Vessel Operations	96	(224)	232	2,189
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	96	(224)	232	2,189
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	96	(224)	232	2,189
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	96	(224)	232	2,189
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	96	(224)	232	2,189
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$96	$(224)	$232	$2,182

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,306	44,938
Voyage charter revenues	-	-	-	47
	-	-	4,306	44,986
Operating Expenses:
Voyage expenses	-	-	32	361
Vessel expenses	-	3	1,045	11,988
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	898	9,452
General and administrative	-	-	34	357
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,010	22,158
Income/(loss) from Vessel Operations	-	(3)	2,296	22,828
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,296	22,828
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,296	22,828
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,296	22,828
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,296	22,828
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,296	$22,828

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,950	19,052	1,138	18,866
Voyage charter revenues	3	42	20	24
	1,953	19,094	1,158	18,890
Operating Expenses:
Voyage expenses	27	281	36	264
Vessel expenses	611	5,940	683	6,218
Charter hire expenses	786	8,406	723	7,739
Depreciation and amortization	2	23	42	314
General and administrative	17	176	17	177
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,443	14,826	1,501	14,712
Income/(loss) from Vessel Operations	510	4,268	(344)	4,178
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	510	4,268	(344)	4,178
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	510	4,268	(344)	4,178
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	510	4,268	(344)	4,178
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	510	4,268	(344)	4,178
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$510	$4,256	$(344)	$4,178

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Pearlmar Limited		Petromar Limited
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$499	$5,808	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4	14	750	7,729
	503	5,822	750	7,729
Operating Expenses:
Voyage expenses	1	9	418	4,536
Vessel expenses	200	2,394	226	2,175
Charter hire expenses	-	-	-	-
Depreciation and amortization	213	2,269	76	957
General and administrative	-	-	240	381
(Gain)/loss on disposal of vessels, including impairments	-	-	-	14,775
Total Operating Expenses	414	4,673	960	22,824
Income/(loss) from Vessel Operations	89	1,149	(210)	(15,095)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	89	1,149	(210)	(15,095)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	89	1,149	(210)	(15,095)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	89	1,149	(210)	(15,095)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	89	1,149	(210)	(15,095)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$89	$1,149	$(210)	$(15,095)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1	3,951	2	3,822
	1	3,951	2	3,822
Operating Expenses:
Voyage expenses	(0)	2,378	-	2,366
Vessel expenses	-	34	4	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(0)	4,762	4	4,378
Income/(loss) from Vessel Operations	1	(811)	(2)	(556)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(811)	(2)	(556)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(811)	(2)	(556)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(811)	(2)	(556)
Reorganization Items, net	-	3,556	-	3,594
Income/(loss) before Income Taxes	1	(4,367)	(2)	(4,150)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(4,367)	$(2)	$(4,150)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Queens Product Tanker Corporation		Reymar Limited
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$491	$5,094
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	9	4	16
	-	9	495	5,110
Operating Expenses:
Voyage expenses	-	2	-	11
Vessel expenses	(0)	80	172	2,844
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	192	2,048
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(0)	82	363	4,903
Income/(loss) from Vessel Operations	0	(74)	131	207
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(74)	131	207
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(74)	131	207
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(74)	131	207
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(74)	131	207
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(74)	$131	$207

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	883	8,916	(0)	828
	883	9,371	(0)	828
Operating Expenses:
Voyage expenses	385	4,946	-	500
Vessel expenses	7	64	(60)	318
Charter hire expenses	390	4,527	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	(0)
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	782	9,536	(60)	1,523
Income/(loss) from Vessel Operations	101	(166)	60	(696)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	101	(166)	60	(696)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	101	(166)	60	(696)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	101	(166)	60	(696)
Reorganization Items, net	-	2,191	-	6,298
Income/(loss) before Income Taxes	101	(2,356)	60	(6,993)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$101	$(2,356)	$60	$(6,993)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$129	$4,432	$-	$-
Time and bareboat charter revenues	-	-	399	3,884
Voyage charter revenues	-	-	4	15
	129	4,432	403	3,899
Operating Expenses:
Voyage expenses	33	194	11	111
Vessel expenses	410	3,359	152	2,078
Charter hire expenses	-	-	-	-
Depreciation and amortization	257	2,533	209	2,229
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	700	6,087	372	4,418
Income/(loss) from Vessel Operations	(571)	(1,655)	31	(519)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(571)	(1,655)	31	(519)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(571)	(1,655)	31	(519)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(571)	(1,655)	31	(519)
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	(571)	(1,686)	31	(519)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(571)	$(1,686)	$31	$(519)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Rubymar Limited		Sakura Transport Corp.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$163	$6,015
Time and bareboat charter revenues	240	2,808	-	-
Voyage charter revenues	-	-	-	-
	240	2,808	163	6,015
Operating Expenses:
Voyage expenses	-	(0)	39	249
Vessel expenses	1	(4)	369	2,873
Charter hire expenses	-	-	-	-
Depreciation and amortization	201	2,149	243	2,591
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	201	2,144	652	5,713
Income/(loss) from Vessel Operations	39	664	(489)	302
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	39	664	(489)	302
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	39	664	(489)	302
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	39	664	(489)	302
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	39	664	(489)	302
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$39	$664	$(489)	$302

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	402	4,130	-	-
Voyage charter revenues	-	2	745	14,172
	402	4,132	745	14,172
Operating Expenses:
Voyage expenses	13	134	421	5,614
Vessel expenses	159	1,771	504	3,731
Charter hire expenses	-	-	-	-
Depreciation and amortization	179	1,912	166	1,772
General and administrative	-	-	16	163
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	351	3,817	1,108	11,279
Income/(loss) from Vessel Operations	51	315	(362)	2,893
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	51	315	(362)	2,893
Other Income/(expense)	(0)	(2)	-	-
Income/(loss) before Interest Expense and Income Taxes	50	314	(362)	2,893
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	50	308	(362)	2,893
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	50	277	(362)	2,893
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$50	$277	$(362)	$2,893

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(5)	$500	$(724)	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,137	5,747	4,116	4,116
	1,132	6,247	3,392	6,167
Operating Expenses:
Voyage expenses	771	3,257	2,993	2,988
Vessel expenses	127	1,321	274	2,464
Charter hire expenses	188	1,807	-	-
Depreciation and amortization	17	171	139	1,482
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,103	6,555	3,406	6,934
Income/(loss) from Vessel Operations	29	(308)	(15)	(766)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	29	(308)	(15)	(766)
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	29	(321)	(15)	(766)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	29	(321)	(15)	(766)
Reorganization Items, net	-	11,803	-	-
Income/(loss) before Income Taxes	29	(12,124)	(15)	(766)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$29	$(12,124)	$(15)	$(766)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(724)	$2,004	$470	$4,351
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,116	4,116	-	-
	3,392	6,120	470	4,351
Operating Expenses:
Voyage expenses	2,993	2,932	-	15
Vessel expenses	241	3,171	262	2,225
Charter hire expenses	-	-	188	2,729
Depreciation and amortization	136	3,102	32	197
General and administrative	2	61	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	3,373	9,265	481	5,165
Income/(loss) from Vessel Operations	19	(3,145)	(11)	(814)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	19	(3,145)	(11)	(814)
Other Income/(expense)	0	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	19	(3,145)	(11)	(827)
Interest Expense	-	(10)	-	-
Income/(loss) before Reorganization Items and Income Taxes	19	(3,155)	(11)	(827)
Reorganization Items, net	-	31	-	10,192
Income/(loss) before Income Taxes	19	(3,186)	(11)	(11,019)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$19	$(3,186)	$(11)	$(11,019)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$505	$5,572	$(723)	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	4	10	4,162	4,162
	509	5,582	3,439	6,905
Operating Expenses:
Voyage expenses	1	12	2,993	3,019
Vessel expenses	176	1,855	230	2,665
Charter hire expenses	-	-	-	-
Depreciation and amortization	209	2,221	136	1,447
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	386	4,087	3,359	7,131
Income/(loss) from Vessel Operations	123	1,494	79	(226)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	123	1,494	79	(226)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	123	1,494	79	(226)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	123	1,494	79	(226)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	123	1,494	79	(226)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$123	$1,494	$79	$(226)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	443	4,405
Voyage charter revenues	1,148	10,522	-	-
	1,148	10,522	443	4,405
Operating Expenses:
Voyage expenses	626	6,418	-	-
Vessel expenses	133	1,765	7	27
Charter hire expenses	-	-	443	4,406
Depreciation and amortization	110	1,178	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	869	9,362	449	4,433
Income/(loss) from Vessel Operations	278	1,161	(7)	(29)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	278	1,161	(7)	(29)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	278	1,161	(7)	(29)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	278	1,161	(7)	(29)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	278	1,161	(7)	(29)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$278	$1,161	$(7)	$(29)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(72)	$10,628	$(18)	$1,373
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	652	3,340	-	7
	580	13,967	(18)	1,380
Operating Expenses:
Voyage expenses	421	1,983	1	20
Vessel expenses	3	122	2	533
Charter hire expenses	407	14,751	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	93	800	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	924	17,656	3	2,316
Income/(loss) from Vessel Operations	(344)	(3,688)	(21)	(936)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(344)	(3,688)	(21)	(936)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(344)	(3,688)	(21)	(936)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(344)	(3,688)	(21)	(936)
Reorganization Items, net	-	-	-	23,462
Income/(loss) before Income Taxes	(344)	(3,688)	(21)	(24,398)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(344)	$(3,688)	$(21)	$(24,398)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$462	$5,480
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	462	5,480
Operating Expenses:
Voyage expenses	-	-	20	211
Vessel expenses	-	-	339	3,017
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	261	2,787
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	619	6,015
Income/(loss) from Vessel Operations	-	-	(158)	(535)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(158)	(535)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(158)	(535)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(158)	(535)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(158)	(535)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(158)	$(535)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(10)	$1,196
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	(10)	1,208
Operating Expenses:
Voyage expenses	-	-	-	10
Vessel expenses	-	-	(2)	483
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(2)	2,204
Income/(loss) from Vessel Operations	-	-	(8)	(996)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(8)	(996)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(8)	(996)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(8)	(996)
Reorganization Items, net	-	-	-	24,062
Income/(loss) before Income Taxes	-	-	(8)	(25,057)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(8)	$(25,057)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Troy Product Corporation		Urban Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$471	$4,771
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	471	4,763
Operating Expenses:
Voyage expenses	-	-	-	(34)
Vessel expenses	-	-	4	39
Charter hire expenses	-	-	390	4,626
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	394	4,630
Income/(loss) from Vessel Operations	-	-	77	133
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	77	133
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	77	133
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	77	133
Reorganization Items, net	-	-	-	2,389
Income/(loss) before Income Taxes	-	-	77	(2,257)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$77	$(2,257)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Vega Tanker Corporation		View Tanker Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(0)	$(46)
Time and bareboat charter revenues	-	-	428	4,579
Voyage charter revenues	-	-	-	-
	-	-	428	4,533
Operating Expenses:
Voyage expenses	-	-	8	95
Vessel expenses	80	106	4	46
Charter hire expenses	-	-	390	4,172
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	80	106	402	4,313
Income/(loss) from Vessel Operations	(80)	(106)	25	220
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(80)	(106)	25	220
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(80)	(106)	25	220
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(80)	(106)	25	220
Reorganization Items, net	-	-	-	2,265
Income/(loss) before Income Taxes	(80)	(106)	25	(2,045)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(80)	$(106)	$25	$(2,045)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	0	3,831
	-	-	0	3,831
Operating Expenses:
Voyage expenses	-	-	-	1,973
Vessel expenses	-	-	-	5
Charter hire expenses	-	-	0	1,831
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	0	3,809
Income/(loss) from Vessel Operations	-	-	0	22
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	0	22
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	0	22
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	0	22
Reorganization Items, net	-	-	-	2,463
Income/(loss) before Income Taxes	-	-	0	(2,442)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$0	$(2,442)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$-	$-	$388	$166,735
Time and bareboat charter revenues	-	-	32,628	322,678
Voyage charter revenues	-	-	79,012	398,995
	-	-	112,028	888,409
Operating Expenses:
Voyage expenses	-	-	50,987	209,046
Vessel expenses	-	(0)	21,315	233,513
Charter hire expenses	-	10	16,481	213,858
Depreciation and amortization	-	-	14,599	156,752
General and administrative	-	-	5,715	59,290
(Gain)/loss on disposal of vessels, including impairments	-	-	(60)	278,180
Total Operating Expenses	-	10	109,036	1,150,640
Income/(loss) from Vessel Operations	-	(10)	2,992	(262,231)
Equity in Income/(loss) of Affiliated Companies	-	-	3,051	37,524
Operating Income/(loss)	-	(10)	6,043	(224,707)
Other Income/(expense)	-	-	(1,086)	(12,504)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	4,957	(237,212)
Interest Expense	-	-	-	(186)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	4,957	(237,398)
Reorganization Items, net	-	-	4,759	277,940
Income/(loss) before Income Taxes	-	(10)	199	(515,338)
Income Tax (Benefit)/Provision	-	-	1,744	(8,604)
Net Income/(Loss)	$-	$(10)	$(1,545)	$(506,735)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Eliminations		Consolidated Debtors
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(19)	$(374)	$369	$166,362
Time and bareboat charter revenues	(408)	(7,948)	32,220	314,730
Voyage charter revenues	-	-	79,012	398,995
	(427)	(8,322)	111,601	880,087
Operating Expenses:
Voyage expenses	-	-	50,987	209,046
Vessel expenses	-	-	21,315	233,513
Charter hire expenses	(427)	(8,322)	16,054	205,536
Depreciation and amortization	-	-	14,599	156,752
General and administrative	-	-	5,715	59,290
(Gain)/loss on disposal of vessels, including impairments	-	-	(60)	278,180
Total Operating Expenses	(427)	(8,322)	108,608	1,142,318
Income/(loss) from Vessel Operations	-	-	2,993	(262,231)
Equity in Income/(loss) of Affiliated Companies	-	-	3,051	37,523
Operating Income/(loss)	-	-	6,044	(224,708)
Other Income/(expense)	-	-	(1,086)	(12,504)
Income/(loss) before Interest Expense and Income Taxes	-	-	4,958	(237,213)
Interest Expense	-	-	-	(187)
Income/(loss) before Reorganization Items and Income Taxes	-	-	4,958	(237,400)
Reorganization Items, net	-	-	4,759	277,940
Income/(loss) before Income Taxes	-	-	200	(515,340)
Income Tax (Benefit)/Provision	-	-	1,744	(8,604)
Net Income/(Loss)	$-	$-	$(1,544)	$(506,737)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Total Non-Debtors		Eliminations
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$(13)	$7	$-	$-
Time and bareboat charter revenues	101	117	-	-
Voyage charter revenues	-	(167)	-	-
	88	(43)	-	-
Operating Expenses:
Voyage expenses	(8)	(411)	-	-
Vessel expenses	(118)	462	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	78	(235)	-	-
General and administrative	1,053	21,579	-	-
(Gain)/loss on disposal of vessels, including impairments	94	88	-	-
Total Operating Expenses	1,099	21,818	-	-
Income/(loss) from Vessel Operations	(1,011)	(21,861)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,011)	(21,861)	-	-
Other Income/(expense)	1,183	13,203	-	-
Income/(loss) before Interest Expense and Income Taxes	172	(8,657)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	172	(8,657)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	172	(8,657)	-	-
Income Tax (Benefit)/Provision	-	24	-	-
Net Income/(Loss)	$172	$(8,682)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods September 1 - 30 , 2013 and November 14, 2012 through September 30, 2013

	Consolidated Overseas Shipholding Group, Inc.
(000s)	September 1 - 30, 2013	November 14, 2012 - September 30, 2013

Shipping Revenues:

Pool revenues	$356	$166,368
Time and bareboat charter revenues	32,321	314,847
Voyage charter revenues	79,012	398,829
	111,689	880,044
Operating Expenses:
Voyage expenses	50,979	208,636
Vessel expenses	21,197	233,975
Charter hire expenses	16,054	205,870
Depreciation and amortization	14,677	156,516
General and administrative	6,768	80,870
(Gain)/loss on disposal of vessels, including impairments	34	278,269
Total Operating Expenses	109,709	1,164,136
Income/(loss) from Vessel Operations	1,980	(284,092)
Equity in Income/(loss) of Affiliated Companies	3,051	37,523
Operating Income/(loss)	5,031	(246,569)
Other Income/(expense)	97	699
Income/(loss) before Interest Expense and Income Taxes	5,128	(245,870)
Interest Expense	-	(187)
Income/(loss) before Reorganization Items and Income Taxes	5,128	(246,057)
Reorganization Items, net	4,759	277,940
Income/(loss) before Income Taxes	369	(523,997)
Income Tax (Benefit)/Provision	1,744	(8,579)
Net Income/(Loss)	$(1,375)	$(515,418)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$209,348	$3,986	$125,882	$46,300	$17,451	$-	$-	$-	$-
Voyage receivables	530	8	(990)	(756)	-	-	2,611	1,242	-	-
Other receivables	5,011	36	13,363	13,699	746	554	27	31	(1)	(1)
Inventory	-	-	-	-	-	-	-	3,365	-	-
Prepaid expenses and other current assets	16,696	1,518	(133)	30	-	-	75	143	18	130
Total Current Assets	342,364	210,910	16,227	138,854	47,046	18,006	2,713	4,782	18	130
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	48,320	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,791	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	50,112	-	-
Investments in Affiliated Companies	38	253	(2,998)	36,019	-	-	-	-	231,376	262,531
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	272,743	180,732	157,854	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	216	-	32,384	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	27,513	-	41,108	-	34,703	-	5,608	-	-
Other Assets	0	9,164	6	24	237	335	21	15	-	-
Total Assets	$1,767,945	$1,699,924	$4,057,090	$4,269,342	$2,550,477	$2,556,237	$71,867	$76,853	$495,057	$526,324

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	327,731	-	(29)	55	2,367	1,150	179	-	-
Total Current Liabilities Not Subject to Compromise	8,019	327,731	-	(29)	55	2,367	1,150	179	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	78,221	-	52,147	-	502	-	-
Post-petition intercompany payables to non-debtors	-	-	-	32,094	-	-	-	6,782	-	-
Post-petition intercompany payables to other debtors	-	11,297	-	158,462	-	3,352	-	-	-	1,512
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	348,311	-	-	-	-	-	-	43	-
Total Liabilities Not Subject to Compromise	732,151	687,340	-	268,747	55	57,866	1,150	7,463	43	1,512

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,614	-	-	39	39
Other liabilities	2,018,557	2,022,218	509	765	2,210	3,736	47,035	45,834	-	-
Total Liabilities Subject to Compromise	2,060,968	2,078,965	2,478,631	2,425,532	1,191,215	1,142,549	75,161	73,961	56	56

Total Liabilities	2,793,118	2,766,305	2,478,631	2,694,279	1,191,270	1,200,415	76,311	81,424	99	1,568
Equity:
Total Equity	(1,025,174)	(1,066,381)	1,578,459	1,575,063	1,359,207	1,355,821	(4,444)	(4,572)	494,959	524,756
Total Liabilities and Equity	$1,767,945	$1,699,924	$4,057,090	$4,269,342	$2,550,477	$2,556,237	$71,867	$76,853	$495,057	$526,324

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,493	153	1,488	2,957	1,767	(62)	(64)	2,562	3,220
Other receivables	11	10	(24)	(1)	2,741	131	131	-	6	(8)
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	54	21	55	528	435	-	-	388	74
Total Current Assets	1,579	1,557	150	1,542	6,226	2,332	69	(64)	2,995	3,287
Vessels and other property, less accumulated depreciation	34,822	15,232	34,750	15,531	228	-	-	-	51,954	49,583
Deferred drydock expenditures, net	674	286	401	208	1,800	-	-	-	1,747	1,332
Total Vessels, Deferred Drydock and Other Property	35,496	15,518	35,151	15,740	2,028	-	-	-	53,701	50,916
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,703	-	1,563	-	2,782	-	-	-	3,661
Other Assets	(13)	(8)	0	(18)	55	-	-	-	(1)	2
Total Assets	$41,292	$24,000	$43,827	$27,352	$14,825	$11,630	$707	$574	$64,121	$65,292

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	19	708	797	116	74	-	-	41	45
Total Current Liabilities Not Subject to Compromise	44	19	708	797	116	74	-	-	41	45

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	400	-	370	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	419	708	1,167	116	74	-	-	41	45

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,883	19,730	19,883	19,730	-	12,464	-	-	-	-
Total Liabilities Subject to Compromise	26,940	26,787	27,811	27,658	29,620	42,084	147	147	6,325	6,325

Total Liabilities	26,984	27,206	28,519	28,825	29,736	42,158	147	147	6,366	6,370
Equity:
Total Equity	14,308	(3,206)	15,308	(1,472)	(14,912)	(30,528)	560	427	57,755	58,922
Total Liabilities and Equity	$41,292	$24,000	$43,827	$27,352	$14,825	$11,630	$707	$574	$64,121	$65,292

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	254	(22)	-	1,480	1,776	270	1,467	455	453
Other receivables	14	475	-	-	20	1	(27)	(11)	3,779	4,038
Inventory	318	-	-	-	-	-	484	(0)	-	-
Prepaid expenses and other current assets	21	58	1,071	-	23	56	21	58	4,651	4,651
Total Current Assets	1,769	787	1,049	-	1,523	1,833	748	1,514	8,884	9,141
Vessels and other property, less accumulated depreciation	26,361	9,993	-	-	35,473	15,421	35,287	15,552	-	-
Deferred drydock expenditures, net	1,657	1,313	-	-	534	185	395	189	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	11,305	-	-	36,006	15,606	35,682	15,740	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,346	-	1,196	-	1,691	-	1,717	-	-
Other Assets	33	22	-	(148)	(20)	2	(24)	29	-	-
Total Assets	$45,929	$32,568	$1,934	$1,933	$52,947	$34,569	$52,233	$34,827	$9,523	$9,780

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	671	4	-	928	44	469	100	57	113
Total Current Liabilities Not Subject to Compromise	374	671	4	-	928	44	469	100	57	113

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	317	-	345	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	3
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	671	4	-	928	361	469	445	57	116

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,883	19,730	19,950	19,730	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,498	36,344	37,731	37,511	1,997	1,997

Total Liabilities	17,787	18,084	844	840	37,426	36,706	38,200	37,956	2,053	2,113
Equity:
Total Equity	28,142	14,484	1,090	1,093	15,521	(2,137)	14,033	(3,129)	7,470	7,667
Total Liabilities and Equity	$45,929	$32,568	$1,934	$1,933	$52,947	$34,569	$52,233	$34,827	$9,523	$9,780

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	43	1,578	1,493	330	327	1,936	739	1,699	1,880
Other receivables	15	351	6	7	26	-	2	10	(4)	(18)
Inventory	150	-	-	-	-	-	182	493	323	681
Prepaid expenses and other current assets	273	-	29	53	31	-	23	55	19	57
Total Current Assets	2,631	394	1,612	1,553	386	327	2,143	1,297	2,037	2,599
Vessels and other property, less accumulated depreciation	-	-	35,133	15,225	-	-	35,037	15,249	41,872	40,461
Deferred drydock expenditures, net	-	-	762	360	-	-	726	385	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	15,584	-	-	35,762	15,634	41,872	40,461
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,700	-	2,765	-	-	-	3,510	-	4,549
Other Assets	-	-	(37)	(9)	-	-	(114)	(22)	2	2
Total Assets	$22,146	$21,609	$42,631	$25,054	$2,130	$2,070	$50,976	$33,603	$43,926	$47,627

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	5	42	22	-	-	571	504	63	602
Total Current Liabilities Not Subject to Compromise	478	5	42	22	-	-	571	504	63	602

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	338	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	5	42	360	-	-	571	504	63	602

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	1,837	19,883	19,730	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	24,846	28,093	27,940	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	24,851	28,135	28,299	1,193	1,193	10,616	10,549	42,851	43,390
Equity:
Total Equity	(1,340)	(3,242)	14,496	(3,245)	936	877	40,360	23,054	1,075	4,236
Total Liabilities and Equity	$22,146	$21,609	$42,631	$25,054	$2,130	$2,070	$50,976	$33,603	$43,926	$47,627

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	316	3,187	223	171	169	-	1,126	697	456
Other receivables	-	87	28	8	(53)	-	-	(15)	13	-
Inventory	433	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	0	96	146	221	-	-	59	44	-
Total Current Assets	1,941	403	3,311	377	339	169	-	1,171	753	456
Vessels and other property, less accumulated depreciation	-	-	38,944	37,139	-	-	59,564	71,001	141	-
Deferred drydock expenditures, net	-	-	1,486	1,188	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	38,327	-	-	59,564	71,001	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,382	-	2,920	-	-	-	-	-	-
Other Assets	(9)	-	(37)	-	-	-	-	-	105	-
Total Assets	$24,241	$24,094	$56,032	$53,952	$1,611	$1,440	$81,926	$94,533	$11,345	$10,197

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	22	321	783	249	-	-	399	609	33
Total Current Liabilities Not Subject to Compromise	59	22	321	783	249	-	-	399	609	33

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	12,311	-	302
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	22	321	783	249	-	-	12,710	(245)	335

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	2,421	-	-	-	-	-	-	-	24,210
Total Liabilities Subject to Compromise	25,746	28,167	6,460	6,460	1,208	1,208	81,826	81,826	15,771	39,981

Total Liabilities	25,805	28,188	6,782	7,244	1,457	1,208	81,826	94,536	15,526	40,315
Equity:
Total Equity	(1,564)	(4,094)	49,250	46,708	154	232	100	(3)	(4,181)	(30,119)
Total Liabilities and Equity	$24,241	$24,094	$56,032	$53,952	$1,611	$1,440	$81,926	$94,533	$11,345	$10,197

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	0	205	(22)	887	1,369	908	437
Other receivables	(3)	2	22	37	(9)	57	908	(43)	-	-
Inventory	-	-	-	-	-	-	344	650	752	0
Prepaid expenses and other current assets	-	-	47	80	33	70	54	85	3	(0)
Total Current Assets	707	2	264	116	230	104	2,194	2,061	1,662	437
Vessels and other property, less accumulated depreciation	-	-	36,005	34,253	37,294	36,144	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	127	306	1,728	789	1,006	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	34,381	37,600	37,872	22,935	6,049	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	459	-	1,878	-	-	-	-	-	1,898
Other Assets	(3)	-	-	9	(41)	1	14	(1)	-	-
Total Assets	$28,802	$28,558	$62,901	$62,658	$65,032	$65,221	$54,135	$37,100	$20,251	$20,924

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	17	461	418	489	439	651	635	19	79
Total Current Liabilities Not Subject to Compromise	279	17	461	418	489	439	651	635	19	79

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	1,175	-	623	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	17	461	418	489	1,614	651	1,258	19	79

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	3,195
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	27,426

Total Liabilities	48,289	48,008	20,811	20,768	21,242	22,367	24,169	24,776	24,249	27,504
Equity:
Total Equity	(19,488)	(19,450)	42,091	41,890	43,790	42,854	29,966	12,324	(3,998)	(6,580)
Total Liabilities and Equity	$28,802	$28,558	$62,901	$62,658	$65,032	$65,221	$54,135	$37,100	$20,251	$20,924

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	2,369	1,991	1,459	90	0	-	-	758	581
Other receivables	11	2	-	-	-	-	-	-	4	9
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	74	241	325	-	-	-	-	42	68
Total Current Assets	2,667	2,444	2,232	1,784	90	0	-	-	805	659
Vessels and other property, less accumulated depreciation	51,896	49,536	-	-	-	-	-	-	56,274	54,210
Deferred drydock expenditures, net	1,873	1,438	-	-	-	-	-	-	43	18
Total Vessels, Deferred Drydock and Other Property	53,768	50,974	-	-	-	-	-	-	56,317	54,228
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,434	-	816	-	129	-	-	-	659
Other Assets	(58)	16	-	-	-	-	-	-	(47)	(14)
Total Assets	$63,377	$64,257	$10,027	$10,395	$522	$560	$-	$-	$60,949	$59,407

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,263	-	-	-	-	-	-	660	327
Total Current Liabilities Not Subject to Compromise	102	1,263	-	-	-	-	-	-	660	327

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	406
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,263	493	-	-	-	-	-	660	734

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,978	10	10	-	-	36,791	35,714
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,500	111	111	-	-	44,446	43,369

Total Liabilities	6,431	7,593	12,015	14,500	111	111	-	-	45,105	44,102
Equity:
Total Equity	56,946	56,665	(1,989)	(4,106)	410	449	-	-	15,844	15,304
Total Liabilities and Equity	$63,377	$64,257	$10,027	$10,395	$522	$560	$-	$-	$60,949	$59,407

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	131	1,711	359	2,422	100	243	238
Other receivables	(15)	(4)	687	688	883	983	44	329	373	424
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	203	409	107	479	0	-	-
Total Current Assets	(115)	(4)	4,721	1,022	3,003	1,449	2,945	429	616	663
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,813	-	779	-	2,647	-	0
Other Assets	-	-	(1)	-	(5)	(15)	-	-	51	-
Total Assets	$1,481	$1,592	$37,873	$36,987	$17,655	$16,870	$30,772	$30,903	$2,608	$2,603

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	71	285	341	-	-	100	189	-	-
Total Current Liabilities Not Subject to Compromise	-	71	285	341	-	-	100	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	71	285	341	-	-	100	189	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	44	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,337	1,382	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	1,337	1,453	28,585	28,642	18,441	18,441	23,773	23,863	1,881	1,881
Equity:
Total Equity	144	140	9,288	8,345	(786)	(1,571)	6,999	7,040	727	722
Total Liabilities and Equity	$1,481	$1,592	$37,873	$36,987	$17,655	$16,870	$30,772	$30,903	$2,608	$2,603

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	39	581	379	3,016	115	-	-	1,427	1,170
Other receivables	750	750	865	858	8	1,475	-	-	33	(1)
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	195	-	-	46	85
Total Current Assets	1,997	789	1,415	1,237	3,534	1,785	-	-	1,506	1,254
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	22,194
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,315
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	23,509
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,180	-	131	-	404	-	-	-	983
Other Assets	-	-	0	-	26	20	-	-	85	88
Total Assets	$15,262	$15,234	$11,965	$11,919	$14,624	$11,369	$-	$-	$33,715	$33,004

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	31	162	5	-	-	119	92
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	5	-	-	119	92

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	5	-	-	119	92

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	-	-	-	-	26,855	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	53,262	-	-	32,833	32,833

Total Liabilities	16,475	16,475	12,512	12,536	26,569	53,267	-	-	32,952	32,925
Equity:
Total Equity	(1,213)	(1,240)	(547)	(617)	(11,944)	(41,898)	-	-	763	80
Total Liabilities and Equity	$15,262	$15,234	$11,965	$11,919	$14,624	$11,369	$-	$-	$33,715	$33,004

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,572	22	63	287	287	2,635	2,917	924	824
Other receivables	73	54	-	-	0	0	7	(35)	53	34
Inventory	-	-	-	-	(0)	(0)	-	-	893	874
Prepaid expenses and other current assets	42	73	335	5	0	0	107	179	216	86
Total Current Assets	1,819	1,700	357	68	288	288	2,749	3,061	2,086	1,818
Vessels and other property, less accumulated depreciation	56,928	55,067	-	-	-	-	38,368	20,391	21,167	5,117
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	1,158	1,676	1,007
Total Vessels, Deferred Drydock and Other Property	56,928	55,067	-	-	-	-	40,401	21,550	22,843	6,124
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	118	-	-	-	-	-	-	-	4,651
Other Assets	108	(14)	-	-	-	-	421	429	107	133
Total Assets	$61,238	$59,253	$6,113	$5,823	$7,341	$7,341	$65,438	$46,907	$55,442	$43,133

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	104	2,054	21	995	995	525	110	65	444
Total Current Liabilities Not Subject to Compromise	423	104	2,054	21	995	995	525	110	65	444

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	742	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	320	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	859	-	-	-	1,097	-	1,321
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	1,165	2,054	880	995	995	525	1,207	65	1,765

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	22,491	22,491
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,792	35,715	-	-	-	-	-	-	-	306
Total Liabilities Subject to Compromise	44,432	43,355	8,117	8,117	5,815	5,815	11,383	11,383	25,923	26,229

Total Liabilities	44,854	44,520	10,170	8,996	6,810	6,810	11,908	12,590	25,988	27,994
Equity:
Total Equity	16,383	14,734	(4,058)	(3,173)	531	531	53,530	34,317	29,454	15,139
Total Liabilities and Equity	$61,238	$59,253	$6,113	$5,823	$7,341	$7,341	$65,438	$46,907	$55,442	$43,133

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,469	2,099	2,750	1,818	113	1,564	0	5,877	8,019
Other receivables	179	13	0	(31)	25	2	-	123	75	277
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	119	33	68	470	-	242	-	917	1,834
Total Current Assets	3,261	3,603	2,132	2,787	2,312	115	1,806	123	6,869	10,131
Vessels and other property, less accumulated depreciation	105,641	102,128	34,252	32,419	77	112	-	-	-	3
Deferred drydock expenditures, net	-	222	1,546	1,481	16	-	-	-	-	355
Total Vessels, Deferred Drydock and Other Property	105,641	102,350	35,798	33,899	93	112	-	-	-	357
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	678	-	2,870	-	135	-	1,711	-	657
Other Assets	61	(6)	67	(1)	(185)	(44)	-	-	-	-
Total Assets	$174,942	$172,604	$57,955	$59,512	$13,551	$11,648	$8,594	$8,622	$22,274	$26,550

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	116	39	369	224	425	-	109	5	1,215
Total Current Liabilities Not Subject to Compromise	239	116	39	369	224	425	-	109	5	1,215

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	766	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	348	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	7,847
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	239	1,230	39	369	(1,402)	425	-	109	5	9,061

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	68,723	66,713	-	-	-	18,289	-	857	0	-
Total Liabilities Subject to Compromise	81,150	79,139	17,158	17,158	21,857	40,147	9,511	10,369	29,716	29,716

Total Liabilities	81,389	80,370	17,198	17,527	20,455	40,571	9,511	10,478	29,721	38,777
Equity:
Total Equity	93,553	92,234	40,757	41,985	(6,905)	(28,923)	(918)	(1,856)	(7,448)	(12,227)
Total Liabilities and Equity	$174,942	$172,604	$57,955	$59,512	$13,551	$11,648	$8,594	$8,622	$22,274	$26,550

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,758	-	-	-	-	2,143	1,864	1,368	1,931
Other receivables	21	(1)	(19)	(2)	-	-	21	26	42	49
Inventory	-	-	-	-	-	-	524	617	216	441
Prepaid expenses and other current assets	29	67	0	-	-	-	240	252	263	58
Total Current Assets	2,116	2,824	(19)	(2)	-	-	2,928	2,758	1,889	2,479
Vessels and other property, less accumulated depreciation	35,721	33,769	-	-	-	-	982	827	35,080	33,861
Deferred drydock expenditures, net	1,321	1,121	-	-	-	-	164	865	-	29
Total Vessels, Deferred Drydock and Other Property	37,042	34,890	-	-	-	-	1,146	1,692	35,080	33,890
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,329	-	-	-	-	-	-	-	2,709
Other Assets	(34)	-	(198)	12	-	-	(22)	(1)	(20)	(20)
Total Assets	$78,326	$80,245	$27,112	$27,339	$10,114	$10,114	$17,441	$17,838	$55,771	$57,880

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	386	56	82	-	-	719	745	99	660
Total Current Liabilities Not Subject to Compromise	53	386	56	82	-	-	719	745	99	660

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	150	-	-	-	1,349	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	386	56	232	-	-	719	2,095	99	660

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	10,467	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	33,885	15,205	15,205

Total Liabilities	38,506	38,838	5,614	5,790	8,114	8,114	24,137	35,980	15,304	15,865
Equity:
Total Equity	39,820	41,406	21,498	21,549	2,000	2,000	(6,696)	(18,142)	40,468	42,015
Total Liabilities and Equity	$78,326	$80,245	$27,112	$27,339	$10,114	$10,114	$17,441	$17,838	$55,771	$57,880

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	82	2,668	1,596	812	(201)	410	843	0	-
Other receivables	-	145	23	7	27	(3)	-	(11)	12	-
Inventory	259	-	479	(0)	206	-	52	563	-	-
Prepaid expenses and other current assets	273	0	27	67	246	-	(9)	63	-	-
Total Current Assets	3,397	226	3,198	1,671	1,290	(204)	454	1,458	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	53,545	199	-	23,904	6,468	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,127	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	53,545	3,521	-	24,386	7,595	0	-
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,159	-	2,784	-	273	-	-	-	-
Other Assets	-	-	30	(10)	(26)	10	-	6	13	57
Total Assets	$22,868	$21,856	$65,649	$65,886	$13,253	$8,547	$48,847	$33,066	$56,818	$56,849

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	14	1,398	93	1,021	422	636	822	121	90
Total Current Liabilities Not Subject to Compromise	745	14	1,398	93	1,021	422	636	822	121	90

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	353	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	490	-	240
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	14	1,398	582	2,053	422	636	1,312	121	330

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	1,879	41,435	41,028	-	4,900	-	-	-	-
Total Liabilities Subject to Compromise	23,812	25,691	66,734	66,327	26,423	31,323	35,612	35,612	32,351	32,351

Total Liabilities	24,557	25,705	68,131	66,909	28,476	31,745	36,248	36,924	32,472	32,682
Equity:
Total Equity	(1,689)	(3,849)	(2,482)	(1,023)	(15,223)	(23,199)	12,600	(3,858)	24,346	24,167
Total Liabilities and Equity	$22,868	$21,856	$65,649	$65,886	$13,253	$8,547	$48,847	$33,066	$56,818	$56,849

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,501	(430)	3,434	-	-	3,112	966	-	-
Other receivables	21	29	86	150	-	-	427	(43)	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	159	62	130	-	-	36	27	-	-
Total Current Assets	3,032	3,689	(282)	3,715	-	-	3,772	949	-	-
Vessels and other property, less accumulated depreciation	40,698	19,432	141,583	136,880	-	-	24,600	7,890	-	-
Deferred drydock expenditures, net	2,099	971	-	-	-	-	310	(0)	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	20,403	141,583	136,880	-	-	24,910	7,890	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	925	-	12	-	2,931	-	-
Other Assets	(2)	(3)	-	-	9	-	(216)	8	-	-
Total Assets	$57,181	$35,443	$144,970	$141,560	$108	$111	$68,802	$52,114	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	236	424	218	-	-	726	327	-	-
Total Current Liabilities Not Subject to Compromise	461	236	424	218	-	-	726	327	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	968	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	519	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,546	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	1,782	424	1,705	-	-	726	327	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	85,862	83,328	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	145,514	142,981	8	8	31,011	31,011	-	-

Total Liabilities	10,949	12,269	145,938	144,685	8	8	31,738	31,338	-	-
Equity:
Total Equity	46,232	23,173	(968)	(3,125)	100	103	37,064	20,776	953	953
Total Liabilities and Equity	$57,181	$35,443	$144,970	$141,560	$108	$111	$68,802	$52,114	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,531	-	-	881	3,266
Other receivables	-	-	-	-	(12)	6	-	-	-	201
Inventory	-	-	-	-	733	445	-	-	55	522
Prepaid expenses and other current assets	-	-	-	-	25	49	-	-	24	50
Total Current Assets	-	-	-	-	1,824	2,031	-	-	959	4,038
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	40,838	34,414	46,873	47,429	45,678
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	108
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	40,838	34,414	46,873	47,429	45,786
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	3,822	-	-	-	3,640
Other Assets	-	-	-	-	-	-	-	-	-	10
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$46,690	$34,554	$47,012	$96,023	$101,089

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	498	-	-	277	676
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	498	-	-	277	676

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,658	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	498	-	12,459	277	676

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,556	34,454	46,912	74,566	74,965
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	4,134	100	100	21,457	26,124
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$46,690	$34,554	$47,012	$96,023	$101,089

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	209	(234)	3,064	-	-	2,100	(341)	(20)	8
Other receivables	(5)	(4)	115	121	-	-	114	564	-	-
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	0	61	136	-	-	96	156	9	16
Total Current Assets	2,137	205	(57)	3,323	-	-	2,310	1,256	(11)	24
Vessels and other property, less accumulated depreciation	47	-	138,736	134,105	-	-	79,751	46,525	9,219	7,854
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	1,059
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	134,105	-	-	79,920	46,525	10,015	8,913
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	500	-	1,360	-	-	-	-	-	5,136
Other Assets	(41)	(6)	68	-	-	-	-	-	-	-
Total Assets	$15,991	$13,168	$142,957	$139,210	$-	$-	$167,097	$132,648	$37,244	$41,313

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	9	325	208	-	-	102	45	440	89
Total Current Liabilities Not Subject to Compromise	591	9	325	208	-	-	102	45	440	89

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	765	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	522	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	381	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	9	325	1,495	-	-	102	426	440	89

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	3,573	83,617	81,149	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	27,919	146,717	144,249	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	27,928	147,042	145,744	15	15	10,772	11,096	15,391	15,039
Equity:
Total Equity	(10,482)	(14,760)	(4,085)	(6,534)	(15)	(15)	156,325	121,553	21,853	26,274
Total Liabilities and Equity	$15,991	$13,168	$142,957	$139,210	$-	$0	$167,097	$132,648	$37,244	$41,313

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	366	34	(752)	-	-	1,551	9	1,820	686
Other receivables	265	265	298	298	-	-	284	251	60	60
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	17	5	16	-	-	5	17	15	15
Total Current Assets	261	648	337	(438)	-	-	2,155	277	2,061	761
Vessels and other property, less accumulated depreciation	22,021	20,526	18,892	17,517	-	-	29,890	28,163	31,327	29,646
Deferred drydock expenditures, net	1,099	645	1,762	701	-	-	746	240	703	1,007
Total Vessels, Deferred Drydock and Other Property	23,121	21,171	20,653	18,218	-	-	30,636	28,403	32,030	30,653
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,642	-	7,850	-	-	-	14,420	-	35,373
Other Assets	19	322	-	-	-	-	17	17	(94)	(50)
Total Assets	$47,801	$53,183	$35,826	$40,465	$124	$124	$62,739	$73,048	$62,405	$95,144

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	47	398	160	-	-	1,084	50	20	56
Total Current Liabilities Not Subject to Compromise	464	47	398	160	-	-	1,084	50	20	56

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	23,551
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	47	398	160	-	-	1,084	50	20	23,607

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,207	9,349	9,112	124	124	9,867	8,832	10,090	33,677
Equity:
Total Equity	36,177	41,976	26,477	31,354	(0)	(0)	52,872	64,216	52,314	61,467
Total Liabilities and Equity	$47,801	$53,183	$35,826	$40,465	$124	$124	$62,739	$73,048	$62,405	$95,144

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	242	1,600	32	-	(32)	-	-	-	-
Other receivables	276	271	328	300	247	247	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	16	5	16	5	16	-	-	-	-
Total Current Assets	350	529	2,211	348	252	231	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	14,236	18,995	17,336	21,186	19,295	-	-	-	-
Deferred drydock expenditures, net	1,102	1,429	1,152	316	1,870	1,762	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	15,666	20,147	17,653	23,056	21,057	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,104	-	12,475	-	8,388	-	-	-	-
Other Assets	-	(13)	(7)	-	-	-	-	-	532	533
Total Assets	$44,834	$49,661	$40,769	$48,894	$45,584	$51,953	$84	$84	$22,996	$22,997

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	572	386	64	1	53	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	572	386	64	1	53	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	7
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	572	386	64	1	53	-	-	(1)	7

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	12,044	2,312	1,989	6,050	6,101	-	-	6,232	6,241
Equity:
Total Equity	32,888	37,617	38,457	46,904	39,535	45,852	84	84	16,764	16,757
Total Liabilities and Equity	$44,834	$49,661	$40,769	$48,894	$45,584	$51,953	$84	$84	$22,996	$22,997

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$174,969	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	174,969	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	1,168	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	60,567	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	53,263	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,547,315	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	56	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	56	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	2,467	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	198,810	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	201,333	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,023,404	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	458	522,721	523,911	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,547,315	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	4,573	-	-
Other receivables	26	26	-	-	10	10	63	63	-	-
Inventory	-	-	-	-	-	-	710	1,077	-	-
Prepaid expenses and other current assets	4	8	-	-	4	10	47	100	-	-
Total Current Assets	29	34	-	-	14	20	6,241	5,813	-	-
Vessels and other property, less accumulated depreciation	7,024	6,653	-	-	30,264	29,457	382,438	370,960	-	-
Deferred drydock expenditures, net	602	193	-	-	-	27	-	583	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,846	-	-	30,264	29,484	382,438	371,543	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	38,926	-	855
Other Assets	-	3	0	(0)	(2)	15	0	(12)	-	-
Total Assets	$10,091	$9,319	$1,070	$1,070	$32,339	$31,581	$508,278	$535,870	$1,272	$2,127

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	165	2	3	140	175	598	1,015	21	-
Total Current Liabilities Not Subject to Compromise	125	165	2	3	140	175	598	1,015	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,446	-	2	-	2,507	-	10,028	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	2,610	2	5	140	2,681	598	11,043	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	11,966	4,579	4,582	17,353	19,894	89,772	100,217	529	508
Equity:
Total Equity	611	(2,647)	(3,508)	(3,511)	14,986	11,687	418,506	435,654	743	1,619
Total Liabilities and Equity	$10,091	$9,319	$1,070	$1,070	$32,339	$31,581	$508,278	$535,870	$1,272	$2,127

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$256	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	10	4	8	-	-	5	19
Total Current Assets	-	-	27	33	14	18	16	256	5	19
Vessels and other property, less accumulated depreciation	-	-	32,214	31,354	4,238	3,980	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	119	1,494	595	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,473	5,732	4,575	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	470
Other Assets	-	-	(30)	(29)	9	8	731	318	0	-
Total Assets	$-	$-	$32,280	$31,546	$8,895	$7,742	$10,999	$10,825	$2,312	$1,319

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	240	189	171	-	-	(7)	19
Total Current Liabilities Not Subject to Compromise	-	-	145	240	189	171	-	-	(7)	19

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	45	-	2,365	-	2,596	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	45	145	2,605	189	2,767	-	-	(7)	19

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	466	15,828	18,289	8,638	11,216	9,457	9,457	3,775	3,801
Equity:
Total Equity	(421)	(466)	16,452	13,257	257	(3,475)	1,541	1,368	(1,462)	(2,482)
Total Liabilities and Equity	$-	$-	$32,280	$31,546	$8,895	$7,742	$10,999	$10,825	$2,312	$1,319

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$13,474
Voyage receivables	-	-	-	-	-	-	-	-	8,284	8,913
Other receivables	16	16	14	14	13	12	-	-	9,798	4,889
Inventory	-	-	-	-	-	-	-	-	2,227	2,575
Prepaid expenses and other current assets	4	8	4	8	4	8	-	-	1,623	1,056
Total Current Assets	20	25	18	22	17	20	-	-	25,433	30,906
Vessels and other property, less accumulated depreciation	3,802	3,529	6,615	6,263	2,897	2,566	-	-	4,340	3,785
Deferred drydock expenditures, net	848	504	311	459	1,219	941	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	4,033	6,926	6,723	4,116	3,507	-	-	4,340	3,785
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	6,750
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,997	-	-	-	1	-	4,664
Other Assets	(3)	(2)	0	1	(8)	37	(9)	(9)	-	-
Total Assets	$7,124	$6,514	$7,191	$12,990	$4,126	$3,565	$9,485	$9,486	$310,035	$319,177

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	135	270	198	134	167	(1)	-	3,384	5,877
Total Current Liabilities Not Subject to Compromise	143	135	270	198	134	167	(1)	-	3,384	5,877

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,456	-	8,976	-	2,962	-	-	-	8,075
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	2,591	270	9,174	134	3,129	(1)	-	3,384	13,952

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	127,578
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	864
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	294,717

Total Liabilities	8,896	11,344	7,210	16,115	7,447	10,443	10,798	10,799	298,174	308,669
Equity:
Total Equity	(1,772)	(4,830)	(19)	(3,125)	(3,321)	(6,878)	(1,313)	(1,313)	11,861	10,508
Total Liabilities and Equity	$7,124	$6,514	$7,191	$12,990	$4,126	$3,565	$9,485	$9,486	$310,035	$319,177

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	8
Total Current Assets	-	-	-	-	-	-	-	-	21	26
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,530
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	161
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,691
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	544	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	(0)
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,350	$3,476	$2,735

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	159
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	159

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	45	-	-	-	2,450
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	45	-	-	167	2,608

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	466	120,341	120,341	6,999	9,440
Equity:
Total Equity	1	1	1,567	1,567	(422)	(466)	(15,930)	(15,991)	(3,523)	(6,705)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,350	$3,476	$2,735

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	2,767	-	-	-	-	-	-	-	-
Other receivables	-	11	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	604	-	-	-	-	-	-	-	-
Total Current Assets	6,311	3,382	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,033	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,194	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	118	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	118	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,646	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	1,763	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	300	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,311	-	-	8	8	8	8	1	-

Total Liabilities	37,517	39,074	-	-	8	8	8	8	1	-
Equity:
Total Equity	(9,427)	(10,879)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$28,194	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$255	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	734	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	3,327	-	-
Total Current Assets	-	-	-	-	-	-	6,036	4,316	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	5,493	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	5,493	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(3,242)	-	-
Other Assets	-	-	-	-	-	-	117	386	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,369	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	15,447	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	15,447	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	30	-	-	-	29,432	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	30	-	-	10,341	45,405	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	19,514	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	388,861	1,075	1,075

Total Liabilities	16	16	205	231	370	370	403,675	434,267	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(167)	631	631	(190,740)	(218,897)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,369	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables	-	-	28	80	21	22	137	137	276	276
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	818	448	814	-	-	-	-
Total Current Assets	-	-	492	897	468	836	137	137	276	276
Vessels and other property, less accumulated depreciation	-	-	274	187	171	85	-	-	-	-
Deferred drydock expenditures, net	-	-	4	89	606	424	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	276	776	509	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,910	-	1,535	-	-	-	-
Other Assets	-	-	2,141	1,896	1,159	1,031	-	-	-	-
Total Assets	$2	$2	$45,329	$51,398	$42,695	$44,203	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,353	1,192	318	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,353	1,192	318	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,353	1,192	318	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	38,146	37,313	36,440	348	348	565	565
Equity:
Total Equity	0	0	8,343	13,252	5,382	7,763	103	103	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$51,398	$42,695	$44,203	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	11
Other receivables	289	297	8	-	307	310	358	227	34	12
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	664	-	-	357	664	360	664	447	812
Total Current Assets	646	961	8	-	664	974	719	891	482	836
Vessels and other property, less accumulated depreciation	143	62	-	-	164	71	167	92	345	222
Deferred drydock expenditures, net	2,793	2,222	-	-	2,195	1,625	2,489	1,679	-	724
Total Vessels, Deferred Drydock and Other Property	2,936	2,284	-	-	2,359	1,696	2,656	1,770	345	947
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,194	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,343	-	59	-	1,051	-	811	-	115
Other Assets	601	545	-	-	588	525	921	857	2,138	1,864
Total Assets	$39,345	$40,327	$1,157	$1,209	$39,388	$40,023	$38,730	$38,764	$17,860	$18,657

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	267	-	-	1,268	303	1,881	305	1,207	316
Total Current Liabilities Not Subject to Compromise	990	267	-	-	1,268	303	1,881	305	1,207	316

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	6,857	-	-	5,458	6,440	5,016	5,999	-	-
Total Liabilities Not Subject to Compromise	6,865	7,124	-	-	6,726	6,743	6,897	6,303	1,207	316

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,361	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,456	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,580	932	932	38,788	38,804	40,280	39,687	9,755	8,864
Equity:
Total Equity	(944)	(253)	225	277	600	1,219	(1,551)	(923)	8,104	9,793
Total Liabilities and Equity	$39,345	$40,327	$1,157	$1,209	$39,388	$40,023	$38,730	$38,764	$17,860	$18,657

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	211	119	134	30	36	-	-	211	211
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	662	448	814	-	-	-	-
Total Current Assets	211	211	476	796	477	851	-	-	211	211
Vessels and other property, less accumulated depreciation	-	-	51	33	244	109	-	-	-	-
Deferred drydock expenditures, net	-	-	209	2,070	891	489	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	2,103	1,134	598	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	1,580	-	-	-	-
Other Assets	-	-	1,189	1,043	1,246	1,095	-	-	66	68
Total Assets	$3,928	$3,928	$43,418	$45,435	$42,113	$43,379	$383	$383	$875	$877

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	669	1,239	323	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	669	1,239	323	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	16	-	1,632	-	-	-	-	-	2
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	5,552	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	16	5,613	7,853	1,239	323	-	-	-	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	503	42,430	44,671	36,507	35,591	378	378	940	942
Equity:
Total Equity	3,430	3,425	987	763	5,606	7,788	4	4	(65)	(65)
Total Liabilities and Equity	$3,928	$3,928	$43,418	$45,435	$42,113	$43,379	$383	$383	$875	$877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	48	10	3
Other receivables	222	222	-	-	-	-	188	159	51	30
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	121	443	829
Total Current Assets	222	222	-	-	7	-	436	329	504	862
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	235,030	219	196
Deferred drydock expenditures, net	-	-	-	-	-	-	235	665	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	235,695	219	196
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	30,067	-	3,237
Other Assets	-	-	-	-	-	-	88	138	3,469	5,288
Total Assets	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$362,659	$8,387	$13,776

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	1,385	1,186	2,320
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	1,385	1,186	2,320

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	28	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	28	-	-	5	-	3,003	1,385	1,186	2,320

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,278	7	7	6,025	6,021	161,573	159,955	8,052	9,186
Equity:
Total Equity	4,616	4,607	2	2	1,111,770	1,150,424	179,876	202,704	334	4,590
Total Liabilities and Equity	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$362,659	$8,387	$13,776

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	1,158	2,457	2,709	1,407	1,432	1,982	61	1,168	48
Other receivables	(30)	125	21	(16)	10	19	-	345	(5)	553
Inventory	-	-	-	-	421	429	248	-	359	-
Prepaid expenses and other current assets	358	664	29	68	27	55	282	(0)	282	0
Total Current Assets	328	1,946	2,507	2,761	1,865	1,934	2,512	407	1,804	601
Vessels and other property, less accumulated depreciation	9	7	35,337	33,390	24,544	9,167	-	-	-	-
Deferred drydock expenditures, net	309	2,481	1,450	1,128	1,497	1,142	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	2,488	36,787	34,518	26,041	10,309	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,811	-	3,163	-	1,177	-	1,229	-	210
Other Assets	1,584	1,386	-	(2)	(40)	109	(1)	(7)	(3)	-
Total Assets	$43,952	$50,352	$78,059	$79,205	$41,675	$27,337	$23,264	$22,381	$23,088	$22,097

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,291	373	370	67	824	84	11	438	9
Total Current Liabilities Not Subject to Compromise	1,050	2,291	373	370	67	824	84	11	438	9

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	5,061	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	7,351	373	370	67	824	84	11	438	9

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	3,557	-	3,589
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	27,725	25,450	29,039

Total Liabilities	34,280	36,503	37,700	37,696	14,586	15,343	24,252	27,736	25,888	29,048
Equity:
Total Equity	9,671	13,849	40,360	41,509	27,089	11,994	(989)	(5,355)	(2,800)	(6,951)
Total Liabilities and Equity	$43,952	$50,352	$78,059	$79,205	$41,675	$27,337	$23,264	$22,381	$23,088	$22,097

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	2,639	2,779	1,448	598	398	3,110	3,204
Other receivables	11	-	(7)	7	9	-	53	30	21	148
Inventory	658	-	-	-	-	767	192	0	-	-
Prepaid expenses and other current assets	34	-	29	68	243	182	303	0	75	142
Total Current Assets	1,122	-	2,395	2,714	3,031	2,397	1,147	429	3,206	3,493
Vessels and other property, less accumulated depreciation	-	-	37,449	35,659	-	-	269	-	51,807	51,052
Deferred drydock expenditures, net	-	-	331	155	-	-	387	-	73	2,112
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	35,814	-	-	656	-	51,879	53,164
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	634	-	1,923	-	1,327	-	-	-	-
Other Assets	3	-	(33)	51	-	-	(96)	(4)	(23)	(1)
Total Assets	$52,639	$52,148	$79,279	$79,638	$18,845	$19,538	$54,195	$52,914	$65,241	$66,835

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	14	59	211	367	929	350	291	301	109
Total Current Liabilities Not Subject to Compromise	431	14	59	211	367	929	350	291	301	109

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	659
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,900	-	2,812
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	14	59	211	878	929	4,633	2,191	301	3,580

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	2,999	-	8,154	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,541	57,566	65,720	6,407	6,407

Total Liabilities	71,941	71,524	33,236	33,388	20,420	23,471	62,199	67,911	6,707	9,987
Equity:
Total Equity	(19,302)	(19,376)	46,044	46,250	(1,576)	(3,932)	(8,004)	(14,997)	58,534	56,848
Total Liabilities and Equity	$52,639	$52,148	$79,279	$79,638	$18,845	$19,538	$54,195	$52,914	$65,241	$66,835

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	2	66	452	2,925	3,304	226	-	364	1,329
Other receivables	11	(22)	445	445	61	16	33	(21)	-	(21)
Inventory	-	-	-	-	-	-	-	-	486	337
Prepaid expenses and other current assets	34	68	2	2	94	144	30	63	119	48
Total Current Assets	69	48	513	900	3,080	3,463	289	42	969	1,694
Vessels and other property, less accumulated depreciation	35,909	33,971	34,354	32,531	47,915	45,813	55,715	53,800	47,696	46,043
Deferred drydock expenditures, net	1,270	1,217	1,392	1,155	1,970	1,481	-	-	-	56
Total Vessels, Deferred Drydock and Other Property	37,179	35,188	35,746	33,686	49,885	47,294	55,715	53,800	47,696	46,099
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,685	-	2,787	-	2,569	-	2,612	-	4,295
Other Assets	(38)	(1)	-	-	(33)	(5)	(3)	(2)	-	7
Total Assets	$63,163	$62,874	$76,226	$77,341	$62,770	$63,159	$57,350	$57,801	$96,365	$99,795

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	478	652	1,103	260	346	438	496	30	567
Total Current Liabilities Not Subject to Compromise	247	478	652	1,103	260	346	438	496	30	567

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	374	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	478	652	1,103	260	346	438	992	30	567

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,435	41,072	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	56,956	56,594	74,364	74,364

Total Liabilities	25,166	25,397	30,955	31,406	9,212	9,298	57,394	57,586	74,394	74,932
Equity:
Total Equity	37,996	37,477	45,271	45,935	53,559	53,861	(44)	215	21,971	24,864
Total Liabilities and Equity	$63,163	$62,874	$76,226	$77,341	$62,770	$63,159	$57,350	$57,801	$96,365	$99,795

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-	$-	$-
Voyage receivables	1,537	711	1,417	1,195	1,727	1,527	1,549	1,488	2,047	2,706
Other receivables	(4)	(5)	16	43	10	(21)	3	(47)	(16)	(16)
Inventory	-	855	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	236	47	94	23	83	240	251	29	67
Total Current Assets	1,773	1,797	1,480	1,331	1,770	1,593	1,792	1,692	2,061	2,756
Vessels and other property, less accumulated depreciation	935	779	22,496	21,431	42,556	19,937	1,040	876	34,297	32,464
Deferred drydock expenditures, net	4	129	1,887	1,468	1,389	981	(0)	968	1,564	1,675
Total Vessels, Deferred Drydock and Other Property	938	909	24,384	22,899	43,945	20,917	1,040	1,844	35,861	34,140
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	990	-	719	-	19,006	-	-	-	2,828
Other Assets	10	(17)	66	109	(37)	(17)	15	(27)	(12)	(9)
Total Assets	$8,663	$9,620	$35,909	$35,038	$57,109	$52,930	$8,687	$9,349	$56,046	$57,851

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	1,374	220	115	1,282	156	44	249	57	368
Total Current Liabilities Not Subject to Compromise	45	1,374	220	115	1,282	156	44	249	57	368

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	417	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,279	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	1,374	220	115	1,282	573	44	1,527	57	368

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	11,746	-	0	36,851	36,566	-	10,192	-	-
Total Liabilities Subject to Compromise	11,884	23,630	34,990	34,990	62,866	62,581	12,130	22,322	14,750	14,750

Total Liabilities	11,929	25,005	35,210	35,105	64,147	63,154	12,174	23,849	14,807	15,119
Equity:
Total Equity	(3,266)	(15,385)	699	(67)	(7,038)	(10,224)	(3,487)	(14,500)	41,238	42,733
Total Liabilities and Equity	$8,663	$9,620	$35,909	$35,038	$57,109	$52,930	$8,687	$9,349	$56,046	$57,851

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,188	1,715	1,107	19	14	14,133	4,541	1,692	557
Other receivables	6	25	33	24	-	-	522	216	26	566
Inventory	-	-	598	704	-	-	-	1,506	-	-
Prepaid expenses and other current assets	41	77	220	48	241	463	1,416	475	639	(0)
Total Current Assets	506	1,290	2,565	1,883	260	477	16,071	6,738	2,357	1,123
Vessels and other property, less accumulated depreciation	21,356	20,312	32,130	30,965	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	887	(2)	20	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	21,198	32,128	30,984	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	269	-	3,222	-	-	-	8,192	-	932
Other Assets	37	42	-	(20)	-	-	-	-	(20)	18
Total Assets	$31,690	$30,905	$54,673	$56,049	$9,116	$9,332	$55,012	$51,008	$15,042	$13,167

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	183	148	364	240	460	616	1,486	53	199
Total Current Liabilities Not Subject to Compromise	743	183	148	364	240	460	616	1,486	53	199

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	26	-	281	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	183	148	364	240	486	1,179	1,767	686	199

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	23,010
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	44,884

Total Liabilities	6,592	6,032	17,243	17,459	9,091	9,337	59,179	58,789	22,560	45,083
Equity:
Total Equity	25,098	24,872	37,429	38,590	24	(5)	(4,167)	(7,782)	(7,518)	(31,916)
Total Liabilities and Equity	$31,690	$30,905	$54,673	$56,049	$9,116	$9,332	$55,012	$51,008	$15,042	$13,167

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	3,557	-	-	173	(6)	-	-
Other receivables	-	-	18	102	-	-	13	31	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	152	-	-	344	(3)	-	-
Total Current Assets	-	-	3,449	3,811	-	-	531	22	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	48,381	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,534	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	49,916	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,820	-	-	-	-	-	-
Other Assets	-	-	(6)	(11)	-	-	(35)	-	-	-
Total Assets	$105,125	$105,125	$66,470	$65,859	$295	$295	$31,953	$30,378	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	251	-	-	68	511	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	251	-	-	68	511	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	150	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	251	-	-	776	661	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	23,598	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	70,693	58,345	58,345

Total Liabilities	-	-	8,821	8,745	211	211	47,872	71,354	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	57,114	85	85	(15,919)	(40,977)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$65,859	$295	$295	$31,953	$30,378	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,499	-	-	2,869	1,776	-	-	753	45
Other receivables	-	-	13	(1)	-	8	-	-	2	400
Inventory	-	-	-	-	-	(0)	-	-	169	-
Prepaid expenses and other current assets	243	214	-	-	186	343	-	-	272	1
Total Current Assets	1,817	1,712	13	(1)	3,055	2,126	-	-	1,196	446
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	507	-	-	-	1,432	-	-	-	264
Other Assets	(9)	1	87	-	54	54	-	-	-	-
Total Assets	$21,448	$21,861	$5,179	$5,079	$10,432	$10,935	$21,117	$21,117	$25,757	$25,270

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	20	20	-	764	726	-	-	549	47
Total Current Liabilities Not Subject to Compromise	27	20	20	-	764	726	-	-	549	47

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	26	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	20	20	26	1,275	726	-	-	549	47

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	3,176	-	-	-	3,098	-	-	-	2,457
Total Liabilities Subject to Compromise	23,604	26,780	2,136	2,136	11,440	14,538	14,490	14,490	25,618	28,075

Total Liabilities	24,131	26,800	2,156	2,162	12,715	15,264	14,490	14,490	26,167	28,122
Equity:
Total Equity	(2,683)	(4,940)	3,023	2,917	(2,283)	(4,328)	6,627	6,627	(410)	(2,852)
Total Liabilities and Equity	$21,448	$21,861	$5,179	$5,079	$10,432	$10,935	$21,117	$21,117	$25,757	$25,270

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$541,644	$-	$-	$398,725	$541,644
Voyage receivables	-	-	168,830	129,322	-	-	168,830	129,322
Other receivables	10	-	48,974	39,434	-	(2,654)	48,974	36,780
Inventory	-	-	14,150	17,776	-	-	14,150	17,776
Prepaid expenses and other current assets	-	-	46,596	28,670	-	(3,134)	46,596	25,536
Total Current Assets	10	-	677,274	756,847	-	(5,788)	677,274	751,058
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,745,821	1	2	3,147,915	2,745,823
Deferred drydock expenditures, net	-	-	73,898	60,636	-	-	73,898	60,636
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,806,458	1	2	3,221,813	2,806,459
Investments in Affiliated Companies	-	-	247,664	307,694	-	-	247,664	307,694
Intangible Assets, less accumulated amortization	-	-	72,413	67,861	-	-	72,413	67,861
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921
Intercompany loans receivable and accrued interest	-	-	448,108	430,597	(359,840)	(379,031)	88,268	51,566
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,232,910	-	-	2,233,518	2,232,910
Post-petition intercompany receivables from non-debtors	-	-	-	32,600	-	-	-	32,600
Post-petition Intercompany receivables from debtors	-	-	-	512,558	-	(512,558)	-	-
Other Assets	-	-	16,704	27,585	30	29	16,734	27,614
Total Assets	$61	$51	$18,202,977	$18,534,105	$(11,487,710)	$(12,098,755)	$6,715,267	$6,435,351

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	395,979	62	(11,289)	73,689	384,692
Total Current Liabilities Not Subject to Compromise	0	-	73,627	395,979	62	(11,289)	73,689	384,692

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	145,169	-	(145,169)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	47,029	-	(3,134)	-	43,896
Post-petition intercompany payables to other debtors	-	-	-	512,558	-	(512,558)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	378,746	-	8,696	752,534	387,442
Total Liabilities Not Subject to Compromise	0	-	831,618	1,479,481	62	(663,453)	831,680	816,030

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,346	(359,840)	(233,862)	16,484	16,484
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,541	-	-	2,142,541	2,142,541
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	(0)
Other liabilities	-	-	2,623,588	2,823,333	-	(1)	2,623,588	2,823,332
Total Liabilities Subject to Compromise	-	-	10,986,149	11,094,766	(6,203,536)	(6,112,410)	4,782,613	4,982,356

Total Liabilities	0	-	11,817,768	12,574,247	(6,203,474)	(6,775,863)	5,614,294	5,798,387
Equity:
Total Equity	61	51	6,385,210	5,959,858	(5,284,236)	(5,322,893)	1,100,973	636,965
Total Liabilities and Equity	$61	$51	$18,202,977	$18,534,105	$(11,487,710)	$(12,098,756)	$6,715,267	$6,435,351

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and September 30, 2013

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000s)	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013	November 13, 2012	September 30, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$28,988	$-	$-	$477,973	$570,632
Voyage receivables	2,923	157	-	-	171,753	129,479
Other receivables	10,321	(11,279)	-	(2,514)	59,295	22,985
Inventory	-	-	-	-	14,150	17,776
Prepaid expenses and other current assets	40	416	-	-	46,636	25,952
Total Current Assets	92,533	18,282	-	(2,514)	769,807	766,824
Vessels and other property, less accumulated depreciation	(12,092)	7,936	-	-	3,135,823	2,753,758
Deferred drydock expenditures, net	-	-	-	-	73,898	60,636
Total Vessels, Deferred Drydock and Other Property	(12,092)	7,936	-	-	3,209,721	2,814,394
Investments in Affiliated Companies	300	300	-	-	247,964	307,994
Intangible Assets, less accumulated amortization	242	226	-	-	72,655	68,088
Goodwill	(79)	(79)	-	-	9,589	9,589
Investments in subsidiaries	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	16,484	16,484	(104,752)	(68,050)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,142,541	(2,142,541)	(2,142,541)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,232,910)	-	-
Post-petition intercompany receivables from non-debtors	-	1,639	-	(34,239)	-	-
Post-petition Intercompany receivables from debtors	-	43,895	-	(43,895)	-	-
Other Assets	(271)	221	-	-	16,464	27,835
Total Assets	$2,239,657	$2,231,445	$(4,628,725)	$(4,672,070)	$4,326,200	$3,994,724

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	23,563	-	(2,514)	93,170	405,739
Total Current Liabilities Not Subject to Compromise	19,478	23,563	-	(2,514)	93,170	405,739

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	51,566	(88,268)	(51,566)	-	-
Post-petition intercompany payables to non-debtors	-	1,639	-	(45,535)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,265,510	(2,233,518)	(2,265,510)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	4,957	-	-	758,736	392,399
Total Liabilities Not Subject to Compromise	2,347,466	2,347,234	(2,321,786)	(2,365,125)	857,363	798,138

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,484)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,142,541)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,623,588	2,823,332
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,159,025)	2,623,588	2,823,332

Total Liabilities	2,347,466	2,347,234	(4,480,811)	(4,524,150)	3,480,951	3,621,470
Equity:
Total Equity	(107,809)	(115,789)	(147,914)	(147,921)	845,249	373,254
Total Liabilities and Equity	$2,239,657	$2,231,445	$(4,628,725)	$(4,672,071)	$4,326,200	$3,994,724

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 169